4931-1974-9589 v.6 Published CUSIP Number: 05988KAA8 Revolver CUSIP Number: 05988KAB6 FOURTH AMENDMENT TO CREDIT AGREEMENT Dated as of October 26, 2026 among BANDWIDTH INC., as the Borrower, CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO, as the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and THE LENDERS PARTY HERETO BOFA SECURITIES, INC., as Sole Lead Arranger and Sole Bookrunner CAPITAL ONE, NATIONAL ASSOCIATION and HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agents

4931-1974-9589 v.6 FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 26, 2026 (the “Fourth Amendment Effective Date”), is entered into by and among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. RECITALS WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of August 1, 2023 (as amended, restated, modified, supplemented or extended from time to time prior to the Fourth Amendment Effective Date, the “Credit Agreement”); WHEREAS, the Borrower has requested an increase of $50,000,000 in the Aggregate Revolving Commitments (the “Additional Revolving Commitments”), and the Lenders have agreed to provide such Additional Revolving Commitments on the terms, and subject to the conditions, set forth in this Amendment; WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to give effect to the Additional Revolving Commitments and to make certain other modifications to the terms and provisions thereof, as more particularly described in Section 3 below; and WHEREAS, the Lenders have agreed to make such amendments and other modifications to the terms and provisions of the Credit Agreement, on the terms, and subject to the conditions, set forth in this Amendment; NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as amended by this Amendment or as in effect immediately prior to the effectiveness of this Amendment, as the context may require). 2. Additional Revolving Commitments and Master Reallocation. (a) For the avoidance of doubt, and notwithstanding anything to the contrary contained herein or in the Credit Agreement, (i) the Additional Revolving Commitments shall be deemed to be “Revolving Commitments” as defined in the Credit Agreement for all purposes of the Credit Agreement and the other Loan Documents, having the same terms and conditions as those applicable to the existing Revolving Commitments (for the avoidance of doubt, as such terms and conditions may be modified hereby) but excluding any upfront fees or arrangement fees payable in connection with the establishment of the Additional Revolving Commitments and (ii) the Additional Revolving Commitments shall not constitute “Incremental Revolving Commitments” as defined in the Credit Agreement. Upon the effectiveness of this Amendment, the amount of the Aggregate Revolving Commitments shall be $200,000,000.

4931-1974-9589 v.6 3 (b) After giving effect to this Amendment and the establishment of the Additional Revolving Commitments, the Revolving Commitment of each Lender shall be deemed to be as set forth on Schedule 2.01 in Annex B attached hereto, with a reallocation of Revolving Loans outstanding under the Revolving Commitments as they existed immediately prior to the Fourth Amendment Effective Date occurring automatically to the extent necessary such that, after giving effect to such reallocation, each Lender will hold its Applicable Percentage of the outstanding Revolving Loans (such Applicable Percentage to be based on the Revolving Commitments as reflected on Schedule 2.01 in Annex B attached hereto). The parties hereto agree that the Loan Parties, the Lenders and the Administrative Agent shall give effect to such reallocations, if any, pursuant to the terms of this Amendment without the necessity of any Assignment and Assumption or any other action of any Person to effectuate such reallocation. Each Lender with a Revolving Commitment upon the effectiveness of this Amendment (i) agrees to make such Revolving Loans as may be requested by the Administrative Agent to give effect to the reallocation, if any, under this clause (b) and (ii) agrees that the risk participations of the Lenders with Revolving Commitments in each outstanding Letter of Credit and each outstanding Swingline Loan shall be automatically reallocated such that (A) the risk participation of each such Lender in each outstanding Letter of Credit equals the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit and (B) the risk participation of each such Lender in each outstanding Swingline Loan equals the product of such Lender’s Applicable Percentage (determined as set forth above) times the amount of such Swingline Loan, and the risk participations of each Exiting Lender (as defined below) in each outstanding Letter of Credit and Swingline Loan shall terminate. For the avoidance of doubt, all assignments made pursuant to this clause (b), if any, shall not be subject to the requirements set forth in Section 11.06 of the Credit Agreement. (c) To the extent that any transaction contemplated by Section 2 of this Amendment would require (i) delivery by the Borrower of a Loan Notice pursuant to Section 2.02(a) of the Credit Agreement or a Notice of Loan Prepayment pursuant to Section 2.05(a)(i) of the Credit Agreement, (ii) compliance with the minimum amounts set forth in Section 2.02(a) of the Credit Agreement and/or (iii) compliance with the timing requirements set forth in Section 2.02(a) of the Credit Agreement, the Administrative Agent and the Lenders hereby waive all such requirements. This waiver is a one-time waiver and shall not be construed to be a waiver of, or in any way obligate the Administrative Agent or any Lender to waive, Section 2.02(a) or 2.05(a)(i) of the Credit Agreement in any other circumstance. (d) Each Lender and each Exiting Lender hereby waives the application of Section 3.05 of the Credit Agreement with respect to any prepayment (or deemed prepayment) that occurs in connection with the reallocation contemplated by Section 2(b) to occur on the Fourth Amendment Effective Date. This waiver is a one-time waiver and shall not be construed to be a waiver of, or in any way obligate any Lender to waive, compensation otherwise payable to such Lender under Section 3.05 of the Credit Agreement in any other circumstance. (e) With respect to any Revolving Loan that is outstanding immediately prior to the effectiveness of this Amendment and is a Term SOFR Loan, to the extent any new Revolving Loan is made or deemed made on the Fourth Amendment Effective Date as a result of the operation of this Section 2, such new Revolving Loan shall be made as a Term SOFR Loan with an interest period ending on the same date as the last day of the interest period of such outstanding Term SOFR Loan as in effect immediately prior to giving effect to this Amendment. (f) With respect to any Person that had a Revolving Commitment prior to giving effect to this Amendment but that no longer has a Revolving Commitment after giving effect to

4931-1974-9589 v.6 4 this Amendment (each such person, an “Exiting Lender”), the parties hereto acknowledge and agree that (i) all Revolving Commitments of such Exiting Lender shall have expired as of the Fourth Amendment Effective Date and (ii) such Exiting Lender shall no longer be a Lender under the Credit Agreement (as amended hereby) once such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans, accrued interest thereon, accrued fees and all other amounts payable to it under the Credit Agreement and under the other Loan Documents, in each case of this clause (f), to the extent due and owing as of such payment date. 3. Amendments to Credit Agreement. Pursuant to Section 11.01 of the Credit Agreement, the Credit Agreement is hereby amended as follows: (a) the terms of the Credit Agreement (but not the Exhibits or Schedules thereto except as set forth in Section 3(b)) are hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the copy of the entire body of the Credit Agreement attached to this Amendment as Annex A; (b) Schedule 2.01, Schedule 2.03, Schedule 5.13, Schedule 5.15, Schedule 5.19, Schedule 7.02(d), Schedule 7.03(f), Schedule 7.08(e) and Schedule 11.02 to the Credit Agreement are amended and restated, in their respective entireties, to read in the forms attached hereto as Annex B. 4. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent: (a) Execution of Amendment. The Administrative Agent shall have received counterparts of this Amendment properly executed by a Responsible Officer of each signing Loan Party and by each Lender (but not, for the avoidance of doubt, any Exiting Lender). (b) Organization Documents; Resolutions, Etc. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated as of the Fourth Amendment Effective Date, certifying (i) that there has been no change to the Organization Documents of such Loan Party since the Second Amendment Effective Date (except as may be detailed in such certificate, and, in the event of any such change(s), such certificate shall attach a copy of such changed Organization Document(s) (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date acceptable to the Administrative Agent by such Governmental Authority)), (ii) as to the resolutions of the governing body of such Loan Party and (iii) if the Administrative Agent has not already received an incumbency (including specimen signatures) of the Responsible Officers of such Loan Party, as to the incumbency (including specimen signatures) of the Responsible Officers of such Loan Party. The Administrative Agent shall also have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation. (c) UCC Searches. The Administrative Agent shall have received copies of UCC lien search results in form and substance reasonably satisfactory to the Administrative Agent in the jurisdiction of incorporation or formation, as the case may be, of each Loan Party, indicating

4931-1974-9589 v.6 5 that there are no Liens on any of the Collateral other than Liens permitted to continue in existence after the Fourth Amendment Effective Date pursuant to Section 7.03 of the Credit Agreement. (d) Solvency Certificate. The Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries, after giving effect to the transactions contemplated hereby. (e) Consents. The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Amendment have been obtained, and all applicable waiting periods shall have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse condition on the Borrower and its Subsidiaries, or that could seek or threaten any of the foregoing. (f) Opinions of Counsel. The Administrative Agent shall have received a satisfactory written opinion of Latham and Watkins LLP, counsel to the Loan Parties. (g) Evidence of Insurance. The Administrative Agent shall have received certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or lender’s loss payable (in the case of property insurance) on behalf of the Lenders. (h) Exiting Lenders. Each Exiting Lender shall have been paid in full the amount of all outstanding principal and accrued interest and fees owing to such Exiting Lender on the Fourth Amendment Effective Date under the Credit Agreement, and the Administrative Agent shall have received a customary “exiting lender letter” from each such Exiting Lender. (i) Notes. The Administrative Agent, for the account of each New Lender (as defined below), shall have received a Note executed by the Borrower (to the extent any such Lender requests a Note in advance of the Fourth Amendment Effective Date). (j) KYC Information; Beneficial Ownership. (i) Upon the reasonable request of any Lender at least seven (7) Business Days prior to the Fourth Amendment Effective Date, the Loan Parties shall have provided to such Lender at least three (3) Business Days prior to the Fourth Amendment Effective Date the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act; and (ii) at least three (3) Business Days prior to the Fourth Amendment Effective Date, to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to it. (k) Accrued Fees and Interest. The Borrower shall have paid in full all accrued and unpaid interest on the Revolving Loans (as in effect immediately prior to the effectiveness of this Amendment) and accrued and unpaid Commitment Fees, in each case to, but excluding, the Fourth Amendment Effective Date (which, for the avoidance of doubt, may be paid using the proceeds of Revolving Loans). (l) Other Fees and Expenses. The Administrative Agent, the Arrangers and the Lenders (but not, for the avoidance of doubt, any Exiting Lender) shall have received all fees, if

4931-1974-9589 v.6 6 any, owing pursuant to the Fourth Amendment Fee Letter or Section 2.09 of the Credit Agreement and required to be paid on or prior to the Fourth Amendment Effective Date, and all reasonable and reasonably documented out-of-pocket fees and expenses to the extent invoiced to the Loan Parties at least two (2) Business Days prior to the Fourth Amendment Effective Date (which, for the avoidance of doubt, may be paid using the proceeds of Revolving Loans). 5. Lender Joinder Agreement. (a) Each Lender party hereto that was not a Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment (each, a “New Lender”) (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby, and to become a Lender under the Credit Agreement (as amended by this Amendment), (ii) it meets all the requirements specified in the Credit Agreement (as amended by this Amendment) that are required to be satisfied by it in order to become a Lender under the Credit Agreement (as amended by this Amendment), (iii) from and after the Fourth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement (as amended by this Amendment) as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement (as amended by this Amendment), together with copies of the most recent financial statements delivered pursuant to Section 6.01(a) and/or Section 6.01(b) of the Credit Agreement (as amended by this Amendment), as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking, or not taking, action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender; and (c) shall be reasonably acceptable to the Borrower and the Administrative Agent. (b) As of the date hereof, each New Lender shall (i) be a party to the Credit Agreement (as amended by this Amendment) as a “Lender”, (ii) be a “Lender” for all purposes of the Credit Agreement (as amended by this Amendment) and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement (as amended by this Amendment) and the other Loan Documents. (c) The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 11.02 of the Credit Agreement (as amended by this Amendment) are as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice after the date hereof to the Administrative Agent. 6. Miscellaneous. (a) Each of the Loan Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment (including the Additional Revolving Commitments contemplated hereby), (ii) ratifies and affirms its obligations under the Loan Documents (including as such obligations are modified by this Amendment), (iii) agrees that (A) except to the extent expressly set forth herein, all of the terms and conditions of each of the Loan Documents to which it is party

4931-1974-9589 v.6 7 and its obligations thereunder shall remain unchanged and in full force and effect according to the terms thereof and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or any other Loan Document and (iv) affirms the Liens created and granted in the Loan Documents (including as modified by this Amendment) in favor of the Administrative Agent for the benefit of the Secured Parties and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Fourth Amendment Effective Date. (b) Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement (as amended hereby). (c) Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) the execution, delivery and performance by such Loan Party of this Amendment is within its corporate or limited liability powers, as applicable, (iii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legally valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iv) no material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, except for those that have been obtained or made, as applicable, and remain in full force and effect as of the Fourth Amendment Effective Date, (v) the execution, delivery and performance by such Loan Party of this Amendment do not violate any Requirement of Law or any material Contractual Obligation of such Loan Party or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Collateral Documents), (vi) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and in each other Loan Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct, and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the Fourth Amendment Effective Date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or all respects, as applicable) as of such earlier date and (vii) as of the date hereof, no event has occurred and is continuing which constitutes a Default or an Event of Default and no Default or Event of Default will exist after giving effect to this Amendment. (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The terms of Section 11.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. (e) This Amendment shall be deemed to be, and is, a “Loan Document”.

4931-1974-9589 v.6 8 (f) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [Signature pages follow]

FOURTH AMENDMENT TO CREDIT AGREEMENT BANDWIDTH ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: Dianna Benner Assistant Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT BANDWIDTH LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender By: Name: Mike McKenzie Title: Director

FOURTH AMENDMENT TO CREDIT AGREEMENT BANDWIDTH HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: Name: Bailey Sill Title: Senior Vice President

ANNEX A TO FOURTH AMENDMENT TO CREDIT AGREEMENT BODY OF CREDIT AGREEMENT See attached.

4914-0891-4900 v.16 Annex A to Fourth Amendment to Credit Agreement CREDIT AGREEMENT Dated as of August 1, 2023 among BANDWIDTH INC., as the Borrower, CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO, as the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and THE LENDERS PARTY HERETO BOFA SECURITIES, INC. and WELLS FARGO SECURITIES, LLC, as JointSole Lead Arrangers and Joint BookrunnersArranger and Sole Bookrunner

4914-0891-4900 v.16 i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS.......................................................16 1.01 Defined Terms .......................................................................................................16 1.02 Other Interpretive Provisions.............................................................................3541 1.03 Accounting Terms..............................................................................................3642 1.04 Rounding............................................................................................................3743 1.05 Times of Day......................................................................................................3743 1.06 Letter of Credit Amounts ...................................................................................3743 1.07 UCC Terms ........................................................................................................3844 1.08 Rates...................................................................................................................3844 1.09 Limited Condition Acquisitions.........................................................................3844 ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS .............................................3945 2.01 Revolving Loans ................................................................................................3945 2.02 Borrowings, Conversions and Continuations of Loans .....................................3945 2.03 Letters of Credit .................................................................................................4147 2.04 Swingline Loans.................................................................................................4955 2.05 Prepayments.......................................................................................................5258 2.06 Termination or Reduction of Commitments ......................................................5459 2.07 Repayment of Loans ..........................................................................................5460 2.08 Interest and Default Rate ...................................................................................5460 2.09 Fees ....................................................................................................................5561 2.10 Computation of Interest and Fees ......................................................................5662 2.11 Evidence of Debt................................................................................................5662 2.12 Payments Generally; Administrative Agent’s Clawback ..................................5662 2.13 Sharing of Payments by Lenders .......................................................................5864 2.14 Cash Collateral...................................................................................................5965 2.15 Defaulting Lenders.............................................................................................6066 2.16 Incremental Facility Loans ................................................................................6268 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY......................................6571 3.01 Taxes ..................................................................................................................6571 3.02 Illegality .............................................................................................................6975 3.03 Inability to Determine Rates ..............................................................................6975 3.04 Increased Costs ..................................................................................................7177 3.05 Compensation for Losses...................................................................................7379 3.06 Mitigation Obligations; Replacement of Lenders..............................................7379 3.07 Survival ..............................................................................................................7479 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ............................7480 4.01 Conditions to Closing Date................................................................................7480 4.02 Conditions to all Credit Extensions ...................................................................7682 ARTICLE V REPRESENTATIONS AND WARRANTIES....................................................7782

5.01 Financial Condition ~~77~~83
5.02 No Change ~~77~~83
5.03 Existence; Compliance with Law ~~78~~83
5.04 Power, Authorization; Enforceable Obligations ~~78~~84
5.05 No Legal Bar ~~78~~84
5.06 Litigation ~~78~~84
5.07 No Default ~~79~~84
5.08 Ownership of Property; Liens; Investments ~~79~~85
5.09 Intellectual Property ~~79~~85
5.10 Taxes ~~79~~85
5.11 Federal Regulations ~~80~~85
5.12 Labor Matters ~~80~~86
5.13 ERISA ~~80~~86
5.14 Investment Company Act; Other Regulations ~~81~~87
5.15 Subsidiaries ~~81~~87
5.16 Use of Proceeds ~~81~~87
5.17 Environmental Matters ~~82~~87
5.18 Accuracy of Information, Etc. ~~83~~88
5.19 Collateral Documents ~~83~~89
5.20 Solvency; Voidable Transaction ~~83~~89
5.21 Designated Senior Indebtedness ~~83~~89
5.22 Insurance ~~84~~89
5.23 No Casualty ~~84~~90
5.24 Sanctions Concerns and Anti-Corruption Laws ~~84~~90
5.25 Affected Financial Institutions ~~84~~90
5.26 Covered Entities ~~84~~90
5.27 Beneficial Ownership Certification ~~84~~90
5.28 Outbound Investment Rules 90

ARTICLE VI AFFIRMATIVE COVENANTS ~~85~~91

6.01 Financial Statements ~~85~~91
6.02 Certificates; Reports; Other Information ~~86~~92
6.03 Payment of Obligations ~~87~~93
6.04 Maintenance of Existence; Compliance ~~88~~94
6.05 Maintenance of Property; Insurance ~~88~~94
6.06 Inspection of Property; Books and Records; Discussions ~~89~~95
6.07 Notices ~~89~~95
6.08 Environmental Laws ~~90~~96
6.09 Cash Management ~~90~~96
6.10 [Reserved] ~~91~~97
6.11 Additional Collateral, Additional Guarantors, Etc ~~91~~97
6.12 Use of Proceeds ~~92~~98
6.13 Designated Senior Indebtedness ~~93~~99
6.14 Sanctions and Anti-Corruption Laws ~~93~~99
6.15 Further Assurances ~~93~~99
6.16 Post-Closing Requirements ~~93~~99
6.17 Outbound Investment Rules 99

ii

4914-0891-4900 v.~~1~~6

ARTICLE VII NEGATIVE COVENANTS ~~93~~100

7.01 Financial Covenants ~~94~~100
7.02 Indebtedness ~~94~~100
7.03 Liens ~~96~~102
7.04 Fundamental Changes ~~98~~104
7.05 Dispositions of Property ~~98~~105
7.06 Restricted Payments ~~100~~106
7.07 [Reserved] ~~101~~108
7.08 Investments ~~101~~108
7.09 ERISA ~~104~~111
7.10 Payments and Modifications of Certain Preferred Stock and Debt Instruments ~~105~~112
7.11 Transactions with Affiliates ~~105~~112
7.12 Sale and Leaseback Transactions ~~106~~113
7.13 Swap Contracts ~~106~~113
7.14 Accounting Changes ~~106~~113
7.15 Negative Pledge Clauses ~~106~~113
7.16 Clauses Restricting Subsidiary Distributions ~~106~~113
7.17 Lines of Business ~~107~~114
7.18 Designation of Other Indebtedness ~~107~~114
7.19 Amendments to Operating Documents and Material Contracts ~~107~~114
7.20 Subordinated Indebtedness ~~107~~114

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ~~108~~115

8.01 Events of Default ~~108~~115
8.02 Remedies upon Event of Default ~~110~~117
8.03 Application of Funds ~~111~~118

ARTICLE IX ADMINISTRATIVE AGENT ~~112~~119

9.01 Appointment and Authority ~~112~~119
9.02 Rights as a Lender ~~113~~119
9.03 Exculpatory Provisions ~~113~~120
9.04 Reliance by Administrative Agent ~~114~~121
9.05 Delegation of Duties ~~115~~121
9.06 Resignation of Administrative Agent ~~115~~122
9.07 Non-Reliance on Administrative Agent and Other Lenders ~~116~~123
9.08 No Other Duties, Etc ~~117~~124
9.09 Administrative Agent May File Proofs of Claim; Credit Bidding ~~117~~124
9.10 Collateral and Guaranty Matters ~~118~~125
9.11 Secured Cash Management Agreements and Secured Hedge Agreements ~~119~~126
9.12 Certain ERISA Matters ~~120~~126
9.13 Recovery of Erroneous Payments ~~121~~127

ARTICLE X CONTINUING GUARANTY ~~121~~128

10.01 Guaranty ~~121~~128
10.02 Rights of Lenders ~~122~~128

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4914-0891-4900 v.~~1~~6

10.03 Certain Waivers ~~122~~129
10.04 Obligations Independent ~~122~~129
10.05 Subrogation ~~122~~129
10.06 Termination; Reinstatement ~~122~~129
10.07 Stay of Acceleration ~~123~~130
10.08 Condition of Borrower ~~123~~130
10.09 Appointment of Borrower ~~123~~130
10.10 Right of Contribution ~~123~~130
10.11 Keepwell ~~123~~130

ARTICLE XI MISCELLANEOUS ~~124~~131

11.01 Amendments, Etc ~~124~~131
11.02 Notices; Effectiveness; Electronic Communications ~~126~~133
11.03 No Waiver; Cumulative Remedies; Enforcement ~~128~~135
11.04 Expenses; Indemnity; Damage Waiver ~~129~~136
11.05 Payments Set Aside ~~131~~138
11.06 Successors and Assigns ~~131~~138
11.07 Treatment of Certain Information; Confidentiality ~~137~~144
11.08 Right of Setoff ~~139~~146
11.09 Interest Rate Limitation ~~139~~146
11.10 Counterparts; Integration; Effectiveness ~~139~~146
11.11 Survival of Representations and Warranties ~~139~~147
11.12 Severability ~~140~~147
11.13 Replacement of Lenders ~~140~~147
11.14 Governing Law; Jurisdiction; Etc ~~141~~148
11.15 Waiver of Jury Trial ~~142~~149
11.16 Subordination ~~142~~150
11.17 No Advisory or Fiduciary Responsibility ~~143~~150
11.18 Electronic Execution; Electronic Records ~~143~~150
11.19 USA Patriot Act Notice ~~144~~151
11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ~~145~~152
11.21 Acknowledgement Regarding Any Supported QFCs ~~145~~152

iv

4914-0891-4900 v.~~1~~6

4914-0891-4900 v.16 v SCHEDULES Schedule 2.01 Initial Commitments and Applicable Percentages Schedule 2.03 L/C Commitments Schedule 5.13 ERISA Matters Schedule 5.15 Subsidiaries and Loan Parties Schedule 5.19 Collateral Matters Schedule 7.02(d) Existing Indebtedness Schedule 7.03(f) Existing Liens Schedule 7.08(e) Existing Investments Schedule 11.02 Certain Addresses for Notices EXHIBITS Exhibit 1.01 Form of Secured Party Designation Notice Exhibit 2.02 Form of Loan Notice Exhibit 2.04 Form of Swingline Loan Notice Exhibit 2.05 Form of Notice of Loan Prepayment Exhibit 2.11(a) Form of Note Exhibit 3.01 Forms of U.S. Tax Compliance Certificates Exhibit 6.02 Form of Compliance Certificate Exhibit 6.11 Form of Joinder Agreement Exhibit 11.06(b) Form of Assignment and Assumption Exhibit 11.06(b)(iv) Form of Administrative Questionnaire

4914-0891-4900 v.1 1 CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of August 1, 2023, among BANDWIDTH INC., a Delaware corporation (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein), and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. PRELIMINARY STATEMENTS: WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders, the Swingline Lender and the L/C Issuer make loans and other financial accommodations to the Loan Parties. WHEREAS, the Lenders, the Swingline Lender and the L/C Issuer have agreed to make such loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2026 Convertible Notes” means those certain 0.25% convertible senior notes of the Borrower due March 1, 2026 in an initial aggregate principal amount of $400,000,000 (inclusive of the $50,000,000 option exercised by the purchasers on February 26, 2020) issued pursuant to the 2026 Convertible Notes Indenture. “2026 Convertible Notes Documents” means the 2026 Convertible Notes, the 2026 Convertible Notes Indenture and all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of the Borrower, pursuant to the foregoing. “2026 Convertible Notes Indenture” means the indenture dated as of February 28, 2020 between the Borrower and Wilmington Trust, National Association, as trustee. “2028 Convertible Notes” means those certain 0.50% convertible senior notes of the Borrower due April 1, 2028 in an initial aggregate principal amount of $250,000,000 issued pursuant to the 2028 Convertible Notes Indenture. “2028 Convertible Notes Documents” means the 2028 Convertible Notes, the 2028 Convertible Notes Indenture and all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of the Borrower, pursuant to the foregoing. “2028 Convertible Notes Indenture” means the indenture dated as of March 16, 2021 between the Borrower and Wilmington Trust, National Association, as trustee.

4914-0891-4900 v.1 2 “2032 Convertible Notes” means those certain 0% convertible senior notes of the Borrower due July 1, 2032 in an initial aggregate principal amount of $316,250,000 issued pursuant to the 2032 Convertible Notes Indenture. “2032 Convertible Notes Documents” means the 2032 Convertible Notes, the 2032 Convertible Notes Indenture and all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of the Borrower, pursuant to the foregoing. “2032 Convertible Notes Indenture” means the indenture dated as of June 18, 2026 between the Borrower and Wilmington Trust, National Association, as trustee. “Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a majority of the Voting Stock of another Person, whether by purchase of such Capital Stock or upon the exercise of an option or warrant for, or conversion of securities into, such Capital Stock, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. “Additional Convertible Indebtedness” means unsecured Indebtedness of the Borrower that (a) as of the date of issuance thereof contains terms, conditions, covenants, conversion or exchange rights, redemption rights and offer to repurchase rights, in each case, as are typical and customary for convertible notes issued in public or “Rule 144A” offerings of convertible notes (as determined by the Borrower in good faith) and (b) has a feature that entitles the holder thereof to convert or exchange all or a portion of such Indebtedness into common stock of the Borrower (or other securities of a successor Person following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided, that, (i) such Indebtedness shall not have a scheduled maturity, and shall have no scheduled or mandatory principal prepayments, prepayments, cash settlements, repurchases, redemptions, sinking fund or like payments required at any time, in each case prior to the date that is ninety-one (91) days after the date specified in clause (a) of the definition of “Maturity Date” (the “Earliest Date”) and shall not be subject to any conditions that could result in such stated final maturity occurring earlier than the Earliest Date (it being understood that any conversion of such notes into shares of common stock in the Borrower, a repurchase of such notes on account of the occurrence of a “fundamental change” or any redemption of all or any portion of such notes at the option of the Borrower shall not be deemed to constitute a change in the stated final maturity thereof), (ii) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon any conversion of such Indebtedness into shares of common stock in the Borrower), the occurrence of an event of default or a “fundamental change” or following the Borrower’s election to redeem such notes) prior to the Earliest Date, (iii) no Subsidiary that is not a Loan Party shall Guarantee or otherwise be obligated with respect to such Indebtedness, (iv) any cross-default or cross acceleration (or comparable term or concept) provision contained in the agreements governing such Indebtedness that relates to other indebtedness or other payment obligations of the Borrower and its Subsidiaries contains a cure or waiver period of at least 30 calendar days (after written notice to the issuer of such Indebtedness by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Indebtedness then outstanding) before a default, event of default, acceleration or other event or condition under the cross defaulted obligation results in an event of default under such cross default or cross acceleration provision and (v) immediately after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing.

4914-0891-4900 v.1 3 “Additional Secured Obligations” means (a) all obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that Additional Secured Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit 11.06(b)(iv) or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, neither the Administrative Agent nor the Lenders shall be deemed Affiliates of the Loan Parties as a result of the exercise of their rights and remedies under the Loan Documents. “Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments on the SecondFourth Amendment Effective Date is Two-Hundred Million Dollars ($200,000,000) (as increased on the Fourth Amendment Effective Date from One-Hundred Fifty Million Dollars ($150,000,000) (as increased on the Second Amendment Effective Date from One-Hundred Million Dollars ($100,000,000)). “Agreement” means this Credit Agreement. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.15. If the Commitment of all of the Lenders to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination. The Applicable Percentage of each Lender as of the Fourth Amendment Effective Date is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.16, as applicable.

"Applicable Rate" means, for any day, the rate per annum set forth below opposite the applicable level then in effect (based on the Consolidated Total Leverage Ratio):

Pricing Level	Consolidated Total Leverage Ratio	Term SOFR Loans & Letter of Credit Fee	Base Rate Loans	Commitment Fee
1	≤ 1.00 to 1.00	2.000%	1.000%	0.20%
2	> 1.00 to 1.00 but ≤ 2.50 to 1.00	2.125%	1.125%	0.20%
3	> 2.50 to 1.00 but ≤ 4.00 to 1.00	2.250%	1.250%	0.25%
4	> 4.00 to 1.00	2.500%	1.500%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then, upon the request of the Required Lenders, Pricing Level 4 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. In addition, at all times while the Default Rate is in effect, the highest rate set forth in each column of the Applicable Rate shall apply.

Notwithstanding anything to the contrary contained in this definition, the Applicable Rate shall be set at Pricing Level ~~4~~3 from the ~~Second~~Fourth Amendment Effective Date until the first Business Day immediately following the date on which the first Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(a) following the ~~Second~~Fourth Amendment Effective Date. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.

If, as a result of any restatement of or other adjustment to the financial statements of the Borrower and its Subsidiaries or for any other reason, the Borrower, or the Administrative Agent determines that (i) the Consolidated Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders and/or the L/C Issuer an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period within five (5) Business Days (or such later date as the Administrative Agent may agree to in its reasonable discretion) upon demand by the Administrative Agent.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"~~Arrangers~~Arranger" means BofA Securities~~, Inc. and Wells Fargo Securities, LLC, in their capacities as lead arrangers and bookrunners~~ in its capacity as sole lead arranger and sole bookrunner.

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4914-0891-4900 v.1 5 “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.06(b) or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2022, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b). “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

4914-0891-4900 v.1 6 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Bona Fide Debt Fund” means a debt fund, investment vehicle, regulated banking entity or non- regulated lending entity that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and/or similar extensions of credit in the ordinary course of business. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the applicable Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capital Expenditures” means, with respect to any Person for any period, the sum of, without duplication, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) capitalized software expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP. “Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement and the other Loan Documents, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP; provided that, for all purposes hereunder, any obligations of such Person that would have been treated as operating leases in accordance with Accounting Standards Codification 840 (regardless of whether or not then in effect) shall be treated as operating leases for purposes of all financial definitions, calculations and covenants, without giving effect to Accounting Standards Codification 842 requiring operating leases to be recharacterized or treated as capital leases or finance leases. “Capital Stock” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of

4914-0891-4900 v.1 7 determination; provided that, Permitted Convertible Indebtedness shall not constitute Capital Stock; it being agreed that any common stock or other equity securities into which Permitted Convertible Indebtedness is converted into or exchanged for shall constitute Capital Stock. “Capital Expenditures” means, with respect to any Person for any period, the sum of, without duplication, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) capitalized software expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP. “Capped Call Transactions” means the Permitted Equity Derivative Transactions listed on Schedule 7.02(d). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or the Lenders, as Collateral for L/C Obligations or obligations of the Revolving Lenders to fund participations in respect of L/C Obligations, (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the applicable L/C Issuer, and/or (c) if the Administrative Agent and the applicable L/C Issuer shall agree, in their sole discretion, other credit support, in each case, in Dollars and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support. “Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve (12) months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within twelve (12) months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of twelve (12) months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; or (i) investments permitted by the Borrower’s board-approved

4914-0891-4900 v.1 8 investment policy (as may be amended from time to time) as approved from time to time by the Administrative Agent solely for purposes of this Agreement (such approval not to be unreasonably withheld, delayed or conditioned); provided that any changes to the Borrower’s board-approved investment policy based on recommendations from the Administrative Agent or its Affiliates shall not be subject to such approval. “Cash Management Agreement” means any agreement to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party or any Subsidiary, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party or any Subsidiary, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, however, that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination. “Casualty Event” means any damage to or any destruction of, or any condemnation or other taking by any Governmental Authority of any property of the Borrower or any other Loan Party. “CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the ordinary voting power for the election of members of the board of directors of the Borrower (determined on a fully diluted basis); (b) except as may be permitted by Section 7.04 or Section 7.05, at any time, the Borrower shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each other Loan Party free and clear of all Liens other than Liens permitted by Section 7.03; or (c) a “change of control,” “fundamental change” or any comparable term or similar event under any agreement governing Permitted Convertible Indebtedness

4914-0891-4900 v.1 9 or any other Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount in excess of the Threshold Amount, in each case that permits the holder of such Indebtedness to require a repayment, redemption, purchase, retirement, defeasance, sinking fund, settlement, conversion or similar payment with respect to all or part of the principal amount thereof prior to the scheduled maturity thereof. “Closing Date” means August 1, 2023. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means a collective reference to all property with respect to which Liens in favor of the Administrative Agent, for the benefit of the Secured Parties, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents. “Collateral Documents” means a collective reference to the Security Agreement and other security documents as may be executed and delivered by any Loan Party pursuant to the terms of Section 6.14 or any of the Loan Documents. “Collateral Questionnaire” means the collateral information certificate, dated as of the Closing Date, executed by the Loan Parties in favor of the Administrative Agent. “Commitment” means a Revolving Commitment. “Commitment Fee” has the meaning specified in Section 2.09(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Compliance Certificate” means a certificate substantially in the form of Exhibit 6.02. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent (in consultation with the Borrower) determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent (in consultation with the Borrower) determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

4914-0891-4900 v.1 10 “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, the aggregate amount of all Capital Expenditures for such period. “Consolidated EBITDA” means, for any period of four consecutive fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, an amount equal to: (a) Consolidated Net Income for such period plus (b) the following (without duplication) to the extent deducted in calculating such Consolidated Net Income (other than with respect to clauses (b)(xi) and (b)(xii) below): (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes, franchise and similar taxes, withholding taxes and any other income-based tax payable for such period, (iii) depreciation and amortization expense for such period, (iv) any non-cash stock-based compensation expense for such period, (v) any non-cash charges, expenses or losses for such period (excluding (A) any such charges, expenses or losses to the extent representing a write-down of current assets and (B) any other non-cash charges, expenses or losses to the extent (1) that there were cash charges or losses with respect thereto in such period or past accounting periods or (2) representing an accrual or reserve for future cash charges or losses), (vi) any cash charges for such period that are extraordinary, infrequent, non-recurring or unusual (provided, that, the amount added back to Consolidated EBITDA pursuant to this clause (b)(vi) shall not exceed 10% of Consolidated EBITDA (prior to giving effect to this clause (b)(vi))), (vii) the change in deferred revenue for such period, (viii) any losses attributable to disposition of property outside of the ordinary course of business, (ix) any charges, losses or expenses indemnifiable, reimbursable or insured and any insurance proceeds received relating to cyber incidents or security breaches (provided, that, (A) the amount added back to Consolidated EBITDA pursuant to this clause (b)(ix) shall not exceed $5,000,000 in the aggregate during the term of this Agreement and (B) to the extent that any insured charge, loss or expenses is added back to Consolidated EBITDA pursuant to this clause (b)(ix), any related insurance proceeds shall not be added back to Consolidated EBITDA when received (whether or not such insurance proceeds would otherwise be added back pursuant to this clause (b)(ix) or any other subclause of this clause (b))),

4914-0891-4900 v.1 11 (x) net cost associated with early lease terminations and leases without economic benefit (provided, that, the amount added back to Consolidated EBITDA pursuant to this clause (b)(x) shall not exceed (A) $6,000,000 for the first year following the Closing Date and (B) 10% of Consolidated EBITDA (prior to giving effect to this clause (b)(x)) during each year thereafter), (xi) deferred purchase price payments of assets, securities, services or businesses in connection with Permitted Acquisitions or other Investments permitted under this Agreement, including, but not limited to, earn-out and/or contingent consideration obligation to the extent paid or accrued during the applicable period, (xii) proceeds of business interruption insurance to the extent received in cash, (xiii) non-cash charges, non-cash expenses or non-cash losses incurred in such period resulting from the application of purchase accounting adjustments in accordance with GAAP, (xiv) to the extent not capitalized, (A) fees, costs and expenses incurred in connection with the Loan Documents, including amendments and modifications thereto, (B) letter of credit fees, and (C) fees, costs and expenses incurred in connection with any prepayment, purchase, amendment, modification or refinancing of Indebtedness permitted under the Loan Documents (including Permitted Convertible Indebtedness), and (xv) fees, costs and expenses incurred in connection with Permitted Acquisitions and any other transactions permitted under the Loan Documents, minus (c) the following (without duplication) to the extent included in calculating such Consolidated Net Income: (i) all non-cash income or gains for such period (excluding any such non-cash income or gain to the extent it represents the reversal of an accrual or reserve for a potential cash gain that reduced Consolidated EBITDA in any prior period), (ii) all cash payments made during such period, to the extent made on account of non-cash reserves and/or other non-cash charges added back to Consolidated Net Income pursuant to clause (b)(v) above in a previous period, (iii) federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries during such period, (iv) cash gains for such period that are infrequent and unusual, and (v) the change in deferred costs for such period. “Consolidated Fixed Charge Coverage Ratio” means, for any date of determination for the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date, the ratio of (a) the result of (i) Consolidated EBITDA less (ii) Consolidated Capital Expenditures to (b) Consolidated Interest Charges to the extent paid or payable in cash.

4914-0891-4900 v.1 12 “Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, all Indebtedness (other than Indebtedness under clause (j) of the definition thereof). “Consolidated Interest Charges” means, for any period of four consecutive fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, an amount equal to the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses (including capitalized interest) in connection with outstanding Indebtedness or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations, (c) the portion of rent expense in respect of Capital Lease Obligations that is treated as interest in accordance with GAAP and (d) net costs under any Swap Contracts or other or similar agreements to the extent that such net costs are allocable to such period in accordance with GAAP. “Consolidated Net Income” means the net income (or loss) of the Borrower and its Subsidiaries, on a consolidated basis in accordance with GAAP, for the most recently completed period of four consecutive fiscal quarters; provided, that, Consolidated Net Income shall exclude (a) unusual and infrequent gains and unusual and infrequent losses for such period, (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or law applicable to such subsidiary during such period, except that the Borrower’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in the foregoing clause (b). “Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness that is secured by a Lien on any property of the Borrower or any of its Subsidiaries (excluding any Consolidated Funded Indebtedness that is contractually subordinated in right of payment to the Secured Obligations) as of such date to (b) Consolidated EBITDA for the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date. “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

4914-0891-4900 v.1 13 “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by Applicable Law. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under

4914-0891-4900 v.1 14 any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swingline Lender and each other Lender promptly following such determination. “Designated Jurisdiction” means any country or territory that is the subject or the target of comprehensive territorial Sanctions (as of the date of this AgreementFourth Amendment Effective Date, Cuba, Iran, North Korea, Syria, and the Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine). “Disposition” means, with respect to any property (including, without limitation, Capital Stock of any Subsidiary), any sale, lease, license, Sale and Leaseback Transaction, assignment, conveyance, transfer, encumbrance or other disposition thereof (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) and any issuance of Capital Stock of any Subsidiary. The terms “Dispose” and “Disposed of” shall have correlative meanings. For the avoidance of doubt, none of (a) the sale or issuance of any Permitted Convertible Indebtedness by the Borrower, (b) the entry into any Permitted Equity Derivative Transaction by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness, (c) the settlement, unwinding or termination of any Permitted Equity Derivative Transaction, or (d) the issuance of Capital Stock of the Borrower that is not Disqualified Stock pursuant to the conversion or exchange of Permitted Convertible Indebtedness or the settlement, unwinding or termination of any Permitted Equity Derivative Transaction shall constitute a Disposition. “Disqualified Institution” means, on any date: (a) any Person that is a competitor of the Borrower and its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the Closing Date, and thereafter, not less than one (1) Business Days prior to such date; (b) any (i) Person that is engaged as principal primarily in private equity, mezzanine financing or venture capital (in each case, excluding any Affiliate of such Person that is a Bona Fide Debt Fund) and (ii) bank, financial institution, other institutional lender or other Person, in each case of this clause (b), that have been designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent prior to the Closing Date; and (c) any Person that is (or becomes) an Affiliate of a Person described in the preceding clauses (a) or (b) (other than, with respect to clause (a), any Affiliate that is a Bona Fide Debt Fund (except to the extent that such Bona Fide Debt Fund is separately identified under clause (a) or (b) above)); provided, that, such Person is either (i) clearly identifiable as an Affiliate of the Person described in the preceding clauses (a) or (b) solely on the basis that it has the name of the Person described in the preceding clauses (a) or (b) in its legal name or (ii) identified in a written notice delivered to the Administrative Agent by the Borrower not less than one (1) Business Days prior to such date; provided, that, (x) the foregoing shall not apply to retroactively disqualify any Person that has previously acquired an assignment in the Loans or Commitments under this Agreement to the extent that any such Person was not a Disqualified Institution at the time of the applicable assignment and (y) “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time.

4914-0891-4900 v.1 15 “Disqualified Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than to the extent that the issuer can elect to so redeem entirely in the form of Qualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than to the extent that the issuer can elect to so redeem entirely in the form of Qualified Stock), in whole or in part, prior to the ninety-first (91st) day after the Maturity Date, (b) requires scheduled payment of dividends to be made only in cash, (c) contains any repurchase obligation at the option of the holder thereof (other than to the extent that the issuer has the ability to so repurchase entirely in the form of Qualified Stock), in whole or in part, which may come into effect prior to the ninety-first (91st) day following the Maturity Date, (d) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock referred to in clauses (a), (b) or (c) above, in each case at any time prior to the ninety-first (91st) day after the Maturity Date; provided that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem or repurchase such Capital Stock upon the occurrence of an initial public offering, a change in control or an asset sale occurring prior to the ninety-first (91st) day after the Maturity Date shall not constitute Disqualified Stock if such Capital Stock provides that the issuer thereof will not redeem or repurchase any such Capital Stock pursuant to such provisions prior to the Facility Termination Date. “Disqualified Institution” means, on any date: (a) any Person that is a competitor of the Borrower and its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the Closing Date, and thereafter, not less than one (1) Business Days prior to such date; (b) any (i) Person that is engaged as principal primarily in private equity, mezzanine financing or venture capital (in each case, excluding any Affiliate of such Person that is a Bona Fide Debt Fund) and (ii) bank, financial institution, other institutional lender or other Person, in each case of this clause (b), that have been designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent prior to the Closing Date; and (c) any Person that is (or becomes) an Affiliate of a Person described in the preceding clauses (a) or (b) (other than, with respect to clause (a), any Affiliate that is a Bona Fide Debt Fund (except to the extent that such Bona Fide Debt Fund is separately identified under clause (a) or (b) above)); provided, that, such Person is either (i) clearly identifiable as an Affiliate of the Person described in the preceding clauses (a) or (b) solely on the basis that it has the name of the Person described in the preceding clauses (a) or (b) in its legal name or (ii) identified in a written notice delivered to the Administrative Agent by the Borrower not less than one (1) Business Days prior to such date; provided, that, (x) the foregoing shall not apply to retroactively disqualify any Person that has previously acquired an assignment in the Loans or Commitments under this Agreement to the extent that any such Person was not a Disqualified Institution at the time of the applicable assignment and (y) “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time. “Division” means, in reference to any Person which is an entity, the division of such Person into 2 or more separate Persons, with the dividing Person either continuing or terminating its existence as part of

4914-0891-4900 v.1 16 such division, including as contemplated under Section 18-217 of the Delaware Limited Liability Company Act, or any analogous action taken pursuant to any other Applicable Law. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “DQ List” has the meaning specified in Section 11.06(g)(iv). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). For the avoidance of doubt, any Disqualified Institution is subject to Section 11.06(g). “Engagement Letter” means that certain engagement letter, dated July 15, 2023, between the Borrower, the Administrative Agent and BofA Securities, Inc. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws (including common law), regulations, standards, ordinances, rules, judgments, interpretations, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

4914-0891-4900 v.1 17 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means each business or entity which is, or within the last six years was, a member of a “controlled group of corporations,” under “common control” or an “affiliated service group” with any Loan Party within the meaning of Section 414(b), (c), (m) or (n) of the Code, required to be aggregated with any Loan Party under Section 414(o) of the Code , or is, or within the last six years was, under “common control” with any Loan Party, within the meaning of Section 4001(a)(14) of ERISA. “ERISA Event” means any of (a) a reportable event as defined in Section 4043 of ERISA with respect to a Pension Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; (b) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Pension Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following 30 days; (c) a withdrawal by any Loan Party or any ERISA Affiliate thereof from a Pension Plan or the termination of any Pension Plan resulting in liability to a Loan Party under Sections 4063 or 4064 of ERISA; (d) the withdrawal of any Loan Party or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability to a Loan Party therefor, or the receipt by any Loan Party or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) the imposition of liability on any Loan Party or any ERISA Affiliate thereof pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the failure by any Loan Party or any ERISA Affiliate thereof to make any required contribution to a Pension Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (h) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (i) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (j) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate thereof; (k) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan; (l) the occurrence of a non-exempt prohibited transaction under Sections 406 or 407 of ERISA for which any Loan Party may be directly or indirectly liable; (m) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which any Loan Party or any ERISA Affiliate thereof may be directly or indirectly liable; (n) the occurrence of an act or omission which could give rise to the imposition on any Loan Party or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (o) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Loan Party in connection with any such Plan; (p) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to qualify for exemption from taxation under Section 501(a) of the Code; (q) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of any Loan Party or any ERISA Affiliate thereof, in either case pursuant to Title I or IV of ERISA, including Section 302(f)

4914-0891-4900 v.1 18 or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; (r) noncompliance with any requirement of Section 409A or 457 of the Code; or (s) the establishment or amendment by any Loan Party of any “welfare plan” as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of any Loan Party. “ERISA Funding Rules” means the rules regarding minimum required contributions (including any installment payment thereof) to Pension Plans, as set forth in Section 412 of the Code and Section 302 of ERISA, with respect to Plan years ending prior to the effective date of the Pension Protection Act of 2006, and thereafter, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Property” has the meaning specified in the Security Agreement. “Excluded Subsidiary” means any Subsidiary that is (a) not a direct Domestic Subsidiary of a Loan Party, (b) a Foreign Subsidiary Holding Company, (c) an Immaterial Subsidiary, (d) any Subsidiary where the giving of a Guarantee thereby or the granting of a security interest in the assets thereof would reasonably be expected to result in material adverse tax consequences to the Borrower or any Loan Party, (e) any Subsidiary that is prohibited or restricted by Applicable Law from providing a Guarantee or if such Guarantee would require governmental (including regulatory) consent, approval, license or authorization, unless such consent, approval, license or authorization has been obtained, (f) any other Subsidiary with respect to which the cost or other consequences (including any material adverse tax consequences) of the giving of a Guarantee thereby or the granting of a security interest in the assets thereof would be excessive in view of the benefits to be obtained by the Lenders therefrom as determined by the Administrative Agent in good faith and in consultation with the Borrower or (g) a non-Wholly-owned Subsidiary; provided, that, notwithstanding anything to the contrary in this definition or in any other provision of any Loan Document, in the event that any Subsidiary that is a Wholly-owned Subsidiary and a Guarantor then ceases to be a Wholly-owned Subsidiary due to (i) the disposition of Capital Stock of such Subsidiary to a Person that is an Affiliate of the Borrower or (ii) a sale of Capital Stock in such Subsidiary that is (A) for materially less than the fair market value of such Capital Stock (as reasonably determined by the Borrower) or (B) made without a bona fide business purpose (including any sale made for the sole purpose of causing such Subsidiary to become a non-Wholly-owned Subsidiary), in each case, it will not constitute an Excluded Subsidiary as a result thereof and shall be required to remain a Guarantor (notwithstanding its status as a non-Wholly-owned Subsidiary) unless it otherwise constitutes an Excluded Subsidiary pursuant to any clause above (other than pursuant to clause (g) above). “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.11 and any other “keepwell”, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable

4914-0891-4900 v.1 19 to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Sections 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Convertible Indebtedness” means the Indebtedness of the Borrower under the 20262028 Convertible NoteNotes Documents and the 20282032 Convertible NoteNotes Documents. “Facility” means the Revolving Facility. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) all Commitments have terminated, (b) all Obligations have been paid in full (other than contingent indemnification obligations), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means the letter agreement, dated July 15, 2023, between the Borrower, the Administrative Agent and BofA Securities, Inc. “First Amendment Effective Date” means May 1, 2024.

4914-0891-4900 v.1 20 “First Amendment Fee Letter” means that certain letter agreement, dated as of April 30, 2024, by and among the Borrower, the Administrative Agent and BofA Securities, Inc. (which amended and restated that certain letter agreement, dated as of April 23, 2024, between the same parties). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holding Company” means any direct or indirect Domestic Subsidiary of a Loan Party that has no material assets other than the Capital Stock (or Capital Stock and debt) of one or more CFCs or one or more other Foreign Subsidiary Holding Companies. “Fourth Amendment” means that Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. “Fourth Amendment Effective Date” means October 26, 2026. “Fourth Amendment Fee Letter” means that certain Fee Letter, dated as of September 29, 2026, by and among the Borrower, the Administrative Agent and BofA Securities, Inc. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03. “Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank).

4914-0891-4900 v.1 21 “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 10.01. “Guarantors” means, collectively, (a) the Subsidiaries of the Borrower as are or may from time to time become parties to this Agreement pursuant to Section 6.11, and (b) with respect to Additional Secured Obligations owing by any Loan Party (other than the Borrower) or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) other than the Borrower under the Guaranty, the Borrower. “Guaranty” means, collectively, the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, together with each other guaranty delivered pursuant to Section 6.11. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Articles VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement and provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination. “Immaterial Subsidiary” means any Domestic Subsidiary of any Loan Party designated as such by such Loan Party in writing and which (together with its Subsidiaries on a consolidated basis) as of any date

4914-0891-4900 v.1 22 of determination: (a) holds assets representing 10% or less of the consolidated total assets of the Borrower and its Subsidiaries as of such date (determined in accordance with GAAP), and (b) has generated 10% or less of Consolidated EBITDA for the four fiscal quarter period most recently ended for which financial statements have been delivered pursuant to Section 4.01(k), Section 6.01(a) or Section 6.01(b); provided that all Subsidiaries that are individually “Immaterial Subsidiaries”, together with each of their respective Subsidiaries on a consolidated basis, shall not in the aggregate (x) have assets representing more than 10% of the consolidated total assets of the Borrower and its Subsidiaries as of such date or (y) have generated more than 10% of Consolidated EBITDA for such four fiscal quarter period, in each case determined in accordance with GAAP. No Borrower or Guarantor shall be permitted to be thereafter designated as an Immaterial Subsidiary. “Increase” has the meaning specified in Section 2.16. “Increase Joinder” means an instrument, in form and substance reasonably satisfactory to the Administrative Agent, by which a Lender becomes a party to this Agreement pursuant to Section 2.16. “Incremental Revolving Commitments” has the meaning specified in Section 2.16. “Indebtedness” means, as to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) current trade payables incurred in the ordinary course of such Person’s business, (ii) earn outs, unless required to be recorded as a liability in accordance with GAAP and (iii) accruals for payroll and other liabilities, including deferred compensation arrangements, in each case, accrued in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and all Synthetic Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock in such Person or any other Person (including, without limitation, Disqualified Stock), or any warrant, right or option to acquire such Capital Stock, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) the net obligations of such Person in respect of Swap Contracts. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner or any joint venture in which such Person is a joint venturer) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. “Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b).

4914-0891-4900 v.1 23 “Information” has the meaning specified in Section 11.07(a). “Intellectual Property” means all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Intercompany Debt” has the meaning specified inmeans intercompany Indebtedness arising from advances permitted under Section 7.027.08(ef). “Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swingline Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swingline Loans being deemed made under the Revolving Facility for purposes of this definition). “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter (in each case, subject to availability), as selected by the Borrower in its Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time).

4914-0891-4900 v.1 24 “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit 6.11 executed and delivered in accordance with the provisions of Section 6.11. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans. “L/C Commitment” means, with respect to the L/C Issuer, the commitment of the L/C Issuer to issue Letters of Credit hereunder. The initial amount of the L/C Issuer’s L/C Commitment as of the Fourth Amendment Effective Date is set forth on Schedule 2.03. The L/CreditC Commitment of the L/C Issuer may be modified from time to time by agreement between the L/C Issuer and the Borrower, and notified to the Administrative Agent. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit. “L/C Issuer” means Bank of America, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination, a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCA Election” has the meaning specified in Section 2.03(m)1.09. “LCA Test Date” has the meaning specified in Section 2.03(m)1.09. “Lender” means each of the Persons identified as a “Lender” on the signature pages heretoto the Fourth Amendment, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swingline Lender.

4914-0891-4900 v.1 25 “Lender Parties” and “Lender Recipient Parties” mean collectively, the Lenders, the Swingline Lender and the L/C Issuer. “Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate. “Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Fee” has the meaning specified in Section 2.03(ml). “Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Revolving Commitments on such date; provided that the L/C Issuer’s Letter of Credit Sublimit shall not exceed its L/C Commitment. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing). “Limited Condition Acquisition” means any Permitted Acquisition, the consummation of which is not conditioned on the availability of, or on obtaining, third party financing and is being financed with an Increase; provided, that, in the event the consummation of any such Permitted Acquisition shall not have occurred on or prior to the date that is 120 days following the signing of the applicable Limited Condition Acquisition Agreement, such Permitted Acquisition shall no longer constitute a Limited Condition Acquisition for any purpose. “Limited Condition Acquisition Agreement” means a definitive agreement providing for a Limited Condition Acquisition. “Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of unrestricted (other than by Liens in favor of the Administrative Agent for the benefit of the Secured Parties or Liens permitted by Section 7.03) cash and Cash Equivalents (measured at fair market value) of the Borrower and its Subsidiaries plus (b) the difference of (i) the Aggregate Revolving Commitments at such time minus (ii) Total Revolving Outstandings at such time (provided, that, this clause (b) shall not exceed $50,000,000 at any time). “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan or a Swingline Loan. “Loan Documents” means this Agreement, each Note, each Issuer Document, each Joinder Agreement, the Collateral Documents, each Increase Joinder, the Collateral Questionnaire, the Fee Letter,

4914-0891-4900 v.1 26 the First Amendment Fee Letter, the Second Amendment Fee Letter, the Fourth Amendment Fee Letter and any amendments, modifications or supplements hereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided that “Loan Documents” shall specifically exclude Secured Hedge Agreements and any Secured Cash Management Agreements. “Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means, collectively, the Borrower and each Guarantor. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of the Borrower and its Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies, taken as a whole, of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Loan Party of any Loan Document to which it is a party. “Maturity Date” means the earliest to occur of (a) May 1, 2029 and (b) the date that is ninety-one (91) days prior to the scheduled (or earlier) maturity or mandatory conversion, redemption, repurchase, defeasance or similar event of any Permitted Convertible Indebtedness (other than the Indebtedness of the Borrower under the 2026 Convertible Note Documents so long as the outstanding principal amount of such Indebtedness does not exceed $35,000,000)October 26, 2031; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral of the type described in clause (a) of the definition of “Cash Collateralize”, an amount equal to 105% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) with respect to Cash Collateral of the type described in clause (b) or (c) of the definition of “Cash Collateralize”, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) to which any Loan Party or any ERISA Affiliate thereof makes, is making, or is obligated or has ever been obligated to make contributions. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning specified in Section 2.03(b).

4914-0891-4900 v.1 27 “Note” has the meaning specified in Section 2.11(a). “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that, without limiting the foregoing, the Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non- U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the Fourth Amendment Effective Date, and as codified at 31 C.F.R. § 850.101 et seq.

4914-0891-4900 v.1 28 “Outstanding Amount” means (a) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments thereof occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “Patriot Act” has the meaning specified in Section 11.19. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Loan Party or any ERISA Affiliate thereof or to which any Loan Party or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (b) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “Permitted Acquisition” has the meaning specified in Section 7.08(o). “Permitted Convertible Indebtedness” means (a) the Existing Convertible Indebtedness and (b) Additional Convertible Indebtedness. “Permitted Convertible Indebtedness Refinancing” means refinancings, renewals, or extensions of Permitted Convertible Indebtedness so long as: (a) the terms and conditions of such refinancings, renewals or extensions (including, without limitation, terms and conditions relating to principal amortization and prepayments) are not, in the Administrative Agent’s reasonable judgment, materially more onerous to the Borrower and its Subsidiaries taken as a whole than the terms and conditions of the Indebtedness being refinanced, (b) such refinancings, renewals or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended (other than attributable to the accretion of original issue discount, interest, capitalization of interest or payment premiums in respect of the Indebtedness being refinanced and costs and expenses related thereto), (c) the applicable interest rate for such refinancing, renewal or extension does not exceed the applicable interest rate of the Indebtedness being refinanced, (d) such refinancing, renewal or extension has (i) a final maturity date equal to or later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the indebtedness being refinanced, renewed or extended and (ii) a final maturity date that is at least ninety-one (91) days after the date that is five (5) years after the ClosingMaturity Date, (e) no Default or Event of Default exists immediately prior to or after giving effect to such refinancing, renewal or extension, (f) no Subsidiary of the Borrower that is not an obligor (whether as a guarantor or a borrower) with respect to such Indebtedness shall be an obligor (whether as a guarantor or a borrower) in respect of such refinancing, renewal or extension and (viig) such refinancing, renewal or extension shall be unsecured. “Permitted Equity Derivative Transaction” means any forward purchase, accelerated share repurchase, call option, warrant or other derivative transaction relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased or sold by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof, as the same may be amended, restated, supplemented or otherwise

4914-0891-4900 v.1 29 modified from time to time; provided that (a) the aggregate net purchase price for such Permitted Equity Derivative Transactions does not exceed the net cash proceeds received by the Borrower from the sale of the Permitted Convertible Indebtedness in connection with which such Permitted Equity Derivative Transactions were entered into, and (b) the other terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the Borrower in good faith). “Permitted Liens” has the meaning specified in Section 7.03. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means (a) an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan which is or was at any time maintained or sponsored by any Loan Party or any Subsidiary or to which any Loan Party or any Subsidiary has ever made, or was obligated to make, contributions, (b) a Pension Plan, or (c) a Qualified Plan. “Plan Asset Regulations” means 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, as amended from time to time. “Platform” has the meaning specified in Section 6.02. “Preferred Stock” means the preferred Capital Stock of the Borrower, if any. “Pro Forma Basis” and “Pro Forma Effect” means, for any Disposition of all or substantially all of a division or a line of business or for any Acquisition, whether actual or proposed, for purposes of determining compliance with the financial covenants set forth in Section 7.11, each such transaction or proposed transaction shall be deemed to have occurred on and as of the first day of the relevant four fiscal quarter period, and the following pro forma adjustments shall be made: (a) in the case of an actual or proposed Disposition, all income statement items (whether positive or negative) attributable to the line of business or the Person subject to such Disposition shall be excluded from the results of the Loan Parties and their Subsidiaries for such period; (b) in the case of an actual or proposed Acquisition, income statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition shall be included in the results of the Loan Parties and their Subsidiaries for such period; (c) interest accrued during the relevant period on, and the principal of, any Indebtedness repaid or to be repaid or refinanced in such transaction shall be excluded from the results of the Loan Parties and their Subsidiaries for such period; and (d) any Indebtedness actually or proposed to be incurred or assumed in such transaction shall be deemed to have been incurred as of the first day of the applicable period, and interest thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor (and in the case of interest that does or would accrue at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of the Loan Parties and their Subsidiaries for such period.

4914-0891-4900 v.1 30 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.21. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Loan Party or any ERISA Affiliate thereof or to which any Loan Party or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (b) that is intended to be tax-qualified under Section 401(a) of the Code. “Qualified Stock” means, with respect to any Person, any Capital Stock of such Person that is not Disqualified Stock. “Qualifying Control Agreement” means an agreement among a Loan Party, a depository institution or securities intermediary holding a deposit account or security account of such Loan Party, and the Administrative Agent, which agreement is in form and substance reasonably acceptable to the Administrative Agent and which provides the Administrative Agent with “control” (as such term is used in Article 9 of the UCC) over the deposit account(s) or securities account(s) described therein. “Recipient” means the Administrative Agent, any Lender, or the L/C Issuer, as applicable. “Register” has the meaning specified in Section 11.06(c). “Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

4914-0891-4900 v.1 31 “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans (other than Swingline Loans), a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice. “Required Lenders” means, at any time, (a) if there is one Lender at such time, such Lender and (b) if there are two or more Lenders at such time, at least two (2) non-affiliated Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the L/C Issuer, as the case may be, in making such determination. For purposes of this definition, any Lender and its Affiliates shall constitute a single Lender. “Requirement of Law” means, as to any Person, the Organization Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, for the avoidance of doubt, the Basel Committee on Banking Supervision and any successor thereto or similar authority or successor thereto), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning specified in Section 9.06. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, controller or comptroller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01(b), the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent. “Restricted Payment” has the meaning specified in Section 7.06. “Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. Revolving Commitments shall include any Incremental Revolving Commitments.

4914-0891-4900 v.1 32 “Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Facility” means the Aggregate Revolving Commitments and the extensions of credit made thereunder. “Revolving Lender” means, at any time, (a) so long as any Revolving Commitment is in effect, any Lender that has a Revolving Commitment at such time or (b) if the Revolving Commitments have terminated or expired, any Lender that has a Revolving Loan or a participation in L/C Obligations or Swingline Loans at such time. “Revolving Loan” has the meaning specified in Section 2.01(b). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement with any Person or Persons, whereby in contemporaneous or substantially contemporaneous transactions such Loan Party or Subsidiary sells substantially all of its right, title and interest in any property and, in connection therewith, acquires, leases or licenses back the right to use all or a material portion of such property. “Sanction(s)” means economic or trade sanctions administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) of the United Kingdom, or other applicable sanctions authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Second Amendment Effective Date” means October 28, 2024. “Second Amendment Fee Letter” means that certain letter agreement, dated as of October 18, 2024, by and among the Borrower, the Administrative Agent and BofA Securities, Inc. “Secured Cash Management Agreement” means any Cash Management Agreement between any Loan Party or any of its Subsidiaries and any Cash Management Bank. “Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract not prohibited under Article VI or VII between any Loan Party or any of its Subsidiaries and any Hedge Bank. “Secured Obligations” means all Obligations and all Additional Secured Obligations. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit 1.01.

4914-0891-4900 v.1 33 “Security Agreement” means the security and pledge agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Adjustment” means 0.10% (10 basis points). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Acquisition Agreement Representations” means, with respect to a Limited Condition Acquisition, such of the representations and warranties made by or on behalf of, or with respect to, the applicable target entities or the applicable assets being acquired in the applicable Limited Condition Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower and its Subsidiaries (or Affiliates) have the right (taking into account any applicable cure provisions) to terminate their obligations under such Limited Condition Acquisition Agreement, or decline to consummate such Limited Condition Acquisition (in each case, in accordance with the terms thereof), as a result of a breach of such representations and warranties. “Specified Event of Default” means any Event of Default under Section 8.01(a) or Section 8.01(f). “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11). “Specified Representations” means those representations and warranties made in Sections 5.03(a) (with respect to the organizational existence of the Loan Parties only after giving effect to the Limited Condition Acquisition), 5.04 (excluding the third sentence thereof), 5.05 (solely with respect to the first sentence thereof and limited to Organization Documents), 5.11, 5.14, 5.19, 5.20 (giving effect to the Limited Condition Acquisition and the incurrence of any Loans under the Increase in connection therewith) and 5.24. “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11). “Subordinated Debt Document” means any agreement, certificate, document or instrument executed or delivered by the Borrower or any other Loan Party and evidencing Indebtedness of the Borrower or any other Loan Party which is contractually subordinated to the Obligations (including payment, lien and remedies subordination terms, as applicable) in a manner approved in writing by the Administrative Agent, and any renewals, modifications, or amendments thereof which are not prohibited

4914-0891-4900 v.1 34 by this Agreement or the applicable subordination agreement or are otherwise approved in writing by the Administrative Agent. “Subordinated Indebtedness” means Indebtedness of a Loan Party contractually subordinated to the Obligations pursuant to subordination terms (including payment, lien and remedies subordination terms, as applicable) reasonably acceptable to the Administrative Agent. “Subsidiary” of a Person means a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other governing body of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Successor Rate” has the meaning specified in Section 3.03(b). “Supported QFC” has the meaning specified in Section 11.21. “Surety Indebtedness” means, as of any date of determination, Indebtedness (contingent or otherwise) owing to sureties arising from surety bonds issued on behalf of the Borrower or any of its Subsidiaries as support for, among other things, their contracts with customers, whether such Indebtedness is owing directly or indirectly by the Borrower or any of its Subsidiaries. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

4914-0891-4900 v.1 35 “Swingline Commitment” means, as to any Lender (a) the amount set forth opposite such Lender’s name on Schedule 2.01 hereof or (b) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Closing Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.06(c). “Swingline Lender” means Bank of America, in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder. “Swingline Loan” has the meaning specified in Section 2.04(a). “Swingline Loan Notice” means a notice of a Borrowing of Swingline Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit 2.04 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swingline Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $10,000,000 and (b) the Aggregate Revolving Commitments on such date. The Swingline Sublimit is part of, and not in addition to, the Revolving Facility. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one (1) month commencing on that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.

4914-0891-4900 v.1 36 “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Threshold Amount” means $5,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Exposure of such Lender at such time. “Total Revolving Exposure” means, as to any Revolving Lender at any time, the unused Commitments and Revolving Exposure of such Revolving Lender at such time. “Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations. “Trade Date” has the meaning specified in Section 11.06(g)(i). “TTM Consolidated EBITDA” means, as of any date of determination, the Consolidated EBITDA of the Borrower and Subsidiaries for the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date in respect of which financial statements have been delivered pursuant to Section 6.01(a) or 6.01(b). “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan. “U.S. Entity” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3). “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority.

4914-0891-4900 v.1 37 “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unfriendly Acquisition” means any acquisition that has not, at the time of the first public announcement of an offer relating thereto, been approved by the board of directors (or other legally recognized governing body) of the Person to be acquired; except that with respect to any acquisition of a non-U.S. Person, an otherwise friendly acquisition shall not be deemed to be unfriendly if it is not customary in such jurisdiction to obtain such approval prior to the first public announcement of an offer relating to a friendly acquisition. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(f). “Voting Stock” means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency. “Wholly-owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock (other than directors’ qualifying shares and Capital Stock held by other Persons to the extent such Capital Stock are required by applicable Law to be held by a Person other than the Borrower or one of its Subsidiaries) of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-owned Subsidiaries of such Person, or by such Person and one or more Wholly- owned Subsidiaries of such Person. Unless otherwise specified, all references herein to a “Wholly-owned Subsidiary” or to “Wholly-owned Subsidiaries” shall refer to a Wholly-owned Subsidiary or Wholly-owned Subsidiaries of the Borrower. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

4914-0891-4900 v.1 38 (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Loan Parties and their Subsidiaries shall be deemed to

4914-0891-4900 v.1 39 be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470–20 on financial liabilities shall be disregarded, and (ii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness of any Loan Party or any Subsidiary at “fair value”, as defined therein. For purposes of determining the amount of any outstanding Indebtedness, no effect shall be given to (x) any election by the Borrower to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825–10–25 (formerly known as FASB 159) or any similar accounting standard) or (y) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016–02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have required a lease liability under GAAP as in effect on December 31, 2015. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Pro Forma Treatment. Each Disposition of all or substantially all of a line of business, and each Acquisition, by any Loan Party and its Subsidiaries that is consummated during any four fiscal quarter period shall, for purposes of determining compliance with the financial covenants set forth in Section 7.11 and for purposes of determining the Applicable Rate, be given Pro Forma Effect as of the first day of such four fiscal quarter period. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

4914-0891-4900 v.1 40 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.07 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. 1.08 Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.09 Limited Condition Acquisitions. In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or metric, the making of representations and warranties (other than any Specified Acquisition Agreement Representations and Specified Representations) and/or the determination of whether a Default or an Event of Default has occurred (other than any Specified Event of Default), then, in each case, at the option of the Borrower (and, if the Borrower elects to exercise such option, such option shall be exercised on or prior to the date on which the definitive agreement for such Limited Condition Acquisition is executed) (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), notwithstanding anything else to the contrary contained in this Agreement, the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the

4914-0891-4900 v.1 41 use of proceeds thereof) as if they had occurred at the beginning of the most recent period of four fiscal quarters then ended prior to the LCA Test Date for which consolidated financial statements of the Borrower are available, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratio or basket, and without breaching any such representations and warranties and without the occurrence of a Default or Event of Default, such ratio or basket shall be deemed to have been complied with, there shall not be deemed to have been a breach of any such representations and warranties and no such Default or Event of Default will be deemed to have occurred. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any basket availability with respect to the incurrence of Indebtedness, the grant of Liens, or the making of Investments, Restricted Payments, Dispositions, mergers and consolidations or other transfer of all or substantially all of the assets of the Borrower or any of its Subsidiaries on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming both that such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and have not been consummated. ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS 2.01 Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any such Borrowing, (a) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (b) the Revolving Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans, prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Borrowings made on the Closing Date shall be made as Base Rate Loans. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (i) telephone or (ii) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (B) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire

4914-0891-4900 v.1 42 principal thereof then outstanding). Each Loan Notice and each telephonic notice shall specify (I) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under the Revolving Facility, (II) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (III) the principal amount of Loans to be borrowed, converted or continued, (IV) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (V) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (b) Advances. Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each applicable Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Loan Notice with respect to a Borrowing of Revolving Loans is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate Loans. (d) Interest Rates. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. (e) Interest Periods. After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect. (f) Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in

4914-0891-4900 v.1 43 connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) SOFR/Term SOFR. With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (h) Not Applicable to Swingline Loans. This Section 2.02 shall not apply to Swingline Loans. 2.03 Letters of Credit. (a) The L/C Commitment. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that the L/C Issuer, in reliance on the agreements of the Revolving Lenders set forth in this Section 2.03, issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account or the account of any of its Subsidiaries in such form as is acceptable to the L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (b) Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. (i) To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer and to the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with this Section 2.03(d)), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the L/C Issuer, the Borrower also shall submit a letter of credit application and reimbursement agreement on the L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

4914-0891-4900 v.1 44 (ii) If the Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit shall permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon by the Borrower and the L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.03(d); provided, that the L/C Issuer shall not (A) permit any such extension if (1) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one (1) year from the then-current expiration date) or (2) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent that the Lenders holding a majority of the Revolving Commitments have elected not to permit such extension or (B) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (w) the aggregate amount of the outstanding Letters of Credit issued by the L/C Issuer shall not exceed its L/C Commitment, (x) the aggregate L/C Obligations shall not exceed the L/CLetter of Credit Sublimit, (y) the Revolving Exposure of any Lender shall not exceed its Revolving Commitment and (z) the Total Revolving Exposure shall not exceed the Aggregate Revolving Commitments. (i) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not

4914-0891-4900 v.1 45 applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000; (D) any Revolving Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (ii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve (12) months after the then-current expiration date of such Letter of Credit) and (ii) the date that is five (5) Business Days prior to the Maturity Date. (e) Participations. (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Lenders, the L/C Issuer hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments. (ii) In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by the L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Revolving Lenders

4914-0891-4900 v.1 46 pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.03), and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the Revolving Lenders have made payments pursuant to this clause (e) to reimburse the L/C Issuer, then to such Lenders and the L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this clause (e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. (iii) Each Revolving Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Commitment is amended (including pursuant to the operation of SectionsSection 2.16 or 2.17), as a result of an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement. (iv) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (e)(iv) shall be conclusive absent manifest error. (f) Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 or Section 2.04 that such payment be financed with a Borrowing of Revolving Loans that are Base Rate Loans or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall

4914-0891-4900 v.1 47 notify each Revolving Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof. Promptly upon receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the Unreimbursed Amount pursuant to Section 2.03(e)(ii), subject to the amount of the unutilized portion of the aggregate Revolving Commitments. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in Section 2.03(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement, any other Loan Document or any Letter of Credit, or any term or provision herein or therein; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable; (vii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

4914-0891-4900 v.1 48 (viii) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. (h) Examination. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (i) Liability. None of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that: (i) the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation; (ii) the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non- documentary condition in such Letter of Credit; (iii) the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iv) this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing).

4914-0891-4900 v.1 49 Without limiting the foregoing, none of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (A) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (B) the L/C Issuer declining to take-up documents and make payment, (C) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor, (D) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (E) the L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to the L/C Issuer. (j) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued by it, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (k) Benefits. The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer. (l) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) payable on the first Business Day following the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand and (ii) accrued through and including the last day of each calendar quarter in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Lenders (other than Defaulting Lenders) holding a majority of the Revolving Commitments, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (m) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect

4914-0891-4900 v.1 50 to each Letter of Credit, at the rate per annum equal to the percentage separately agreed upon between the Borrower and the L/C Issuer, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable no later than the tenth Business Day after the end of each March, June, September and December in the most recently ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (n) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such L/C Disbursement. (o) Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to Section 2.03(f), then Section 2.08(b) shall apply. Interest accrued pursuant to this subsection shall be for account of the L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.03(f) to reimburse the L/C Issuer shall be for account of such Lender to the extent of such payment. (p) Replacement of the L/C Issuer. The L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(m). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of the L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (q) Cash Collateralization.

4914-0891-4900 v.1 51 (i) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Lenders holding a majority of the Revolving Commitments (or, if the maturity of the Loans has been accelerated, Revolving Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of Cash Collateral pursuant to this subsection, the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to 105% of the total L/C Obligations as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 8.01(f). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or Section 2.03(d), if any L/C Obligations remain outstanding after the expiration date specified in said Section 2.03(d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 105% of such L/C Obligations as of such date plus any accrued and unpaid interest thereon. (ii) The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse the L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (r) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse, indemnify and compensate the L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of the Borrower. The Borrower irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (s) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

4914-0891-4900 v.1 52 2.04 Swingline Loans. (a) The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans to the Borrower (each such loan, a “Swingline Loan”). Each such Swingline Loan may be made, subject to the terms and conditions set forth herein, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided, however, that (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments at such time, (B) the Revolving Exposure of any Revolving Lender at such time shall not exceed such Lender’s Revolving Commitment and (C) the aggregate amount of all Swingline Loans outstanding shall not exceed the Swingline Commitment of the Swingline Lender, (ii) the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swingline Loan. (b) Borrowing Procedures. (i) Each Borrowing of Swingline Loans shall be made upon the Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by: (i) telephone or (ii) a Swingline Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of $100,000, and (B) the requested date of the Borrowing (which shall be a Business Day). Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Borrowing (1) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the proviso to the second sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender may make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds. (c) Refinancing of Swingline Loans.

4914-0891-4900 v.1 53 (i) The Swingline Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Facility and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office for Dollar- denominated payments not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender. (ii) Notwithstanding anything to the contrary in the foregoing, if for any reason any Swingline Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i) (including, without limitation, the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c)(iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such

4914-0891-4900 v.1 54 Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Lender its Applicable Percentage thereof in the same funds as those received by the Swingline Lender. (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Lender shall pay to the Swingline Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Percentage of any Swingline Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swingline Lender. (f) Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender. 2.05 Prepayments. (a) Optional. (i) Revolving Loans. The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty subject to Section 3.05; provided that, unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) two Business Days prior to any date of prepayment of Term SOFR Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or,

4914-0891-4900 v.1 55 in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, that, if such notice indicates that such prepayment is conditioned on the occurrence of a transaction it may be revoked if such transaction is not consummated. Any prepayment of a Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. (ii) Swingline Loans. The Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, that, if such notice indicates that such prepayment is conditioned on the occurrence of a transaction it may be revoked if such transaction is not consummated. (b) Mandatory. (i) Revolving Outstandings. If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments at such time, the Borrower shall immediately prepay Revolving Loans, Swingline Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless, after the prepayment of the Revolving Loans and Swingline Loans, the Total Revolving Outstandings exceed the Aggregate Revolving Commitments at such time. (ii) Application of Other Payments. Except as otherwise provided in Section 2.15, prepayments of the Revolving Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swingline Loans, second, shall be applied to the outstanding Revolving Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise

4914-0891-4900 v.1 56 without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swingline Sublimit, or from time to time permanently reduce the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swingline Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the Letter of Credit Sublimit; provided, further, that, any such notice that indicates that such termination or reduction is conditioned on the occurrence of a transaction may be revoked if such transaction is not consummated. (b) Mandatory. If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the Aggregate Revolving Commitments at such time, the Letter of Credit Sublimit or the Swingline Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swingline Sublimit or the Aggregate Revolving Commitments under this Section 2.06. Upon any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Lender’s Applicable Percentage of such reduction. All fees in respect of the Revolving Facility accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date. (b) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date. 2.08 Interest and Default Rate. (a) Interest. Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable borrowing date at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan (other than a Swingline Loan) shall bear interest

4914-0891-4900 v.1 57 on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement. (b) Default Rate. (i) While any Event of Default set forth in Section 8.01(a) exists, all outstanding Obligations (including Letter of Credit Fees) shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (ii) While any Event of Default other than an Event of Default under Section 8.01(a) exists, upon the request of the Required Lenders, all outstanding Obligations (including Letter of Credit Fees) may accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in clauses (l) and (m) of Section 2.03: (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the Aggregate Revolving Commitments exceeds the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the Commitment Fee. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees.

4914-0891-4900 v.1 58 (i) The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders and the ArrangersArranger such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) Maintenance of Accounts. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note in the form of Exhibit 2.11(a) (a “Note”), which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Maintenance of Records. In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.

4914-0891-4900 v.1 59 Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the Borrower has not in fact made such payment; (2) the

4914-0891-4900 v.1 60 Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value)

4914-0891-4900 v.1 61 participations in the Loans and sub-participations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub- participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or Disqualified Institution), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub- participations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Cash Collateral. (a) Obligation to Cash Collateralize. At any time there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, other than Section 7.03(k), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.15(a)(v), after giving effect to Section 2.15(a)(v) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non- interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor

4914-0891-4900 v.1 62 from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (B) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or the Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to

4914-0891-4900 v.1 63 future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14. (C) Defaulting Lender Fees. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non- Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their

4914-0891-4900 v.1 64 respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(v) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Applicable Law, (A) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their Revolving Commitments (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the L/C Issuer shall not be required to issue, extend, increase, reinstate or renew any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.16 Incremental Revolving Commitments. (a) At any time during the Availability Period, the Borrower may request from time to time from one or more existing Lenders or from other Eligible Assignees reasonably acceptable to the Administrative Agent, the L/C Issuer, the Swingline Lender (in each case, such approval not to be unreasonably withheld or delayed) and the Borrower (but subject to the conditions set forth in clause (b) below) that the Aggregate Revolving Commitments be increased (each such increase, an “Increase”) by additional revolving commitments (the “Incremental Revolving Commitments”); provided, that, (x) the aggregate amount of all Incremental Revolving Commitments effected pursuant to this Section 2.16 shall not exceed $25,000,000 and (y) the Borrower may not request an Increase on more than three occasions during the Availability Period. No Lender shall be obligated to increase its Revolving Commitments in connection with

4914-0891-4900 v.1 65 a proposed Increase. The Administrative Agent shall invite each Lender to provide a portion of the Increase ratably in accordance with its Applicable Percentage of each requested Increase (it being agreed that no Lender shall be obligated to provide an Increase and that any Lender may elect to participate in such Increase in an amount that is less than its Applicable Percentage of such requested Increase or more than its Applicable Percentage of such requested Increase if other Lenders have elected not to participate in any applicable requested Increase in accordance with their respective Applicable Percentages), and to the extent, ten (10) Business Days after receipt of invitation, sufficient Lenders do not agree to provide the full amount of such Increase, then the Borrower (or the Administrative Agent, at the request of the Borrower and subject to any agreed upon compensation), shall (or, in the case of the Administrative Agent, shall use commercially reasonable efforts to) arrange for any prospective lender that satisfies the criteria of being an “Eligible Assignee” to become a new Lender in connection with the proposed Increase. Any Increase shall be in an amount of at least $5,000,000 (or, if the unused capacity hereunder is less than $5,000,000, the amount of such remaining capacity) and integral multiples of $1,000,000 in excess thereof. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolving Commitments exceed the $25,000,000 during the term of this Agreement. Each request for an Increase delivered by the Borrower to the Administrative Agent shall set forth the amount and proposed terms of the Increase. Neither anythe Arranger nor any Lender shall have any obligation or responsibility for arranging any Increase without its prior written consent and subject to such conditions, including fee arrangements, as they may provide in connection therewith. (b) Each of the following shall be conditions precedent to any Increase of the Revolving Commitments in connection therewith: (i) any Incremental Revolving Commitments under such Increase shall be made on the same terms and provisions (other than upfront fees) as apply to the existing Revolving Commitments, including with respect to maturity date, interest rate and prepayment provisions, and shall not constitute a credit facility separate and apart from the existing Revolving Facility; provided, that, any such Increase may provide for terms (including interest rate) more favorable to the Lenders providing the Incremental Revolving Commitments thereunder if all then-existing Revolving Commitments are also provided the benefit of such more favorable terms (and the consent of any existing Revolving Lender shall not be required to implement such terms); provided further, that any upfront fees shall be agreed between the Borrower and the Lenders providing such Increase and shall not be required to be paid to Lenders not providing such Increase; (ii) the Borrower shall have delivered a written request for such Increase at least 10 Business Days prior to the requested establishment of such Increase (or such later date as may be reasonably approved by the Administrative Agent), which request shall set forth the amount and proposed terms of the Increase; (iii) (A) each Lender agreeing to such Increase, the Borrower and the Administrative Agent shall have signed an Increase Joinder (any Increase Joinder may, with the consent of the Administrative Agent, the Borrower and the Lenders agreeing to such Increase, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate to effectuate the provisions of this Section 2.16 (including the preceding clause (ii))) or such other commitment or joinder agreement as is reasonably acceptable to the Administrative Agent, (B) the Borrower shall have executed any Notes requested by any Lender in connection with the Incremental Revolving

4914-0891-4900 v.1 66 Commitments established pursuant to such Increase, and (C) the Loan Parties shall have delivered any legal opinions, resolutions and customary secretary’s and closing certificates requested by the Administrative Agent. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, an Increase Joinder reasonably satisfactory to the Administrative Agent, and the amendments to this Agreement effected thereby, shall not require the consent of any Lender other than the Lender(s) agreeing to establish such Increase; (iv) (A) in all cases other than an Increase made in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, immediately after giving pro forma effect to such Increase and the use of proceeds thereof, the representations and warranties set forth in Article V shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on and as of the date on which such Increase is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of such earlier date and (B) in connection with an Increase made in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, (1) the Specified Representations shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on and as of the date on which such Increase is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of such earlier date and (2) the Specified Acquisition Agreement Representations shall be true and correct on the date Revolving Loans are made under the Incremental Revolving Commitments established pursuant to such Increase; (v) (A) in all cases other than an Increase made in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, immediately after giving pro forma effect to such Increase and the use of proceeds thereof, no Default or Event of Default shall have occurred and be continuing and (B) in connection with an Increase made in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, there shall be (1) no Default or Event of Default as of the LCA Test Date and (2) no Specified Event of Default immediately after giving effect to such Increase and the use of proceeds thereof); (vi) the Borrower shall have paid any applicable upfront and/or arrangement fees in connection with such Increase; (vii) the Administrative Agent shall have received such amendments to the Collateral Documents as the Administrative Agent may reasonably require that are necessary to cause the Collateral Documents to secure the Obligations (in a manner consistent with the terms of the Loan Documents) after giving effect to such Increase; and (viii) upon each Increase in accordance with this Section 2.16, all outstanding Loans, participations hereunder in Letters of Credit and participations hereunder in Swingline Loans held by each Lender shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable

4914-0891-4900 v.1 67 Percentages, pursuant to procedures reasonably determined by the Administrative Agent in consultation with the Borrower. (c) Upon the effectiveness of any Increase, all references in this Agreement and any other Loan Document to the Revolving Commitments and Aggregate Revolving Commitments shall be deemed, unless the context otherwise requires, to include the Incremental Revolving Commitments established pursuant to such Increase and any accompanying amendments effected through the Increase Joinder. (d) The Revolving Loans and Revolving Commitments established pursuant to this Section 2.16 shall constitute Revolving Loans and Revolving Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. The Borrower shall take any actions reasonably required by Administrative Agent to ensure and demonstrate that the Liens and security interests granted by the Loan Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Revolving Commitments. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA and the term “Lender” includes the L/C Issuer. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or

4914-0891-4900 v.1 68 attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, the Administrative Agent against (A) any Indemnified Taxes attributable to such Lender, (B) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d)(ii). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, if reasonably requested by the Borrower or the Administrative Agent, any Lender shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

4914-0891-4900 v.1 69 (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W–9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W–8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 3.01–1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN–E (or W–8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W–8IMY, accompanied by IRS Form W– 8ECI, IRS Form W–8BEN–E (or W–8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01–2 or Exhibit 3.01–3, IRS Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01–4 on behalf of each such direct and indirect partner;

4914-0891-4900 v.1 70 (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund (for this purpose, including credits in lieu of a refund) of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. If any Loan Party reasonably believes, and notifies the applicable Recipient in writing, that any Indemnified Taxes were not correctly or legally asserted, such Recipient will use reasonable efforts to cooperate with the indemnifying party to obtain a refund of such Taxes

4914-0891-4900 v.1 71 (which shall be repaid to the applicable Loan Party in accordance with this Section 3.01(g)) so long as such efforts would not, in the sole determination exercised in good faith of such Recipient, result in any additional out-of-pocket costs or expenses not reimbursed by such Loan Party or be otherwise materially disadvantageous to such Recipient. Notwithstanding anything to the contrary in this clause (g), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (g) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (g) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (i) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion to or continuation thereof, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section

4914-0891-4900 v.1 72 3.03(b) or the Scheduled Unavailability Date has occurred (as applicable) or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period. (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without

4914-0891-4900 v.1 73 any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a quarterly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero%, the Successor Rate will be deemed to be zero% for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent (in consultation with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.

4914-0891-4900 v.1 74 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or Term SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

4914-0891-4900 v.1 75 (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender or L/C Issuer requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts (subject to overall policy considerations of such Lender) to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

4914-0891-4900 v.1 76 (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions to Closing Date. The effectiveness of this Agreement and the obligation of each Lender and the L/C Issuer to make its initial extension of credit hereunder shall be subject to the satisfaction or waiver, prior to or concurrently with the occurrence of the Closing Date, of the following conditions precedent: (a) Execution of Loan Documents. The Administrative Agent shall have received counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender. (b) Organization Documents, Resolutions, Etc. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated the Closing Date, certifying as to the Organization Documents of such Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date acceptable to the Administrative Agent by such Governmental Authority), the resolutions of the governing body of such Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of such Loan Party. The Administrative Agent shall also have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation. (c) Opinions of Counsel. The Administrative Agent shall have received an opinion of Latham & Watkins LLP, counsel to the Loan Parties, dated the Closing Date, in form and substance reasonably acceptable to the Administrative Agent (and which shall cover, among other things, non-contravention with the 2026 Convertible Notes Documents and the 2028 Convertible Notes Documents). (d) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent: (i) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral;

4914-0891-4900 v.1 77 (ii) all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to the Security Agreement, together with duly executed in blank, undated stock powers attached thereto (other than, with respect to the pledged Capital Stock of any Foreign Subsidiary, stock powers which are deemed unnecessary by the Administrative Agent in its reasonable discretion under the Law of the jurisdiction of organization of such Person); (iii) duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the United States registered Intellectual Property of the Loan Parties. (e) Evidence of Insurance. The Administrative Agent shall have received certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or loss payee (in the case of property insurance) on behalf of the Lenders. (f) Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.01(h), 4.01(i), 4.01(j), 4.02(a) and 4.02(b) have been satisfied. (g) Solvency Certificate. The Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries, after giving effect to the transactions contemplated hereby. (h) No Material Adverse Effect. There shall not have occurred since December 31, 2022 any event or condition that has had or would be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect. (i) No Litigation. There shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of any Responsible Officer of a Loan Party, threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (j) Consents. The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Agreement have been obtained, and all applicable waiting periods shall have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse condition on the Borrower and its Subsidiaries, or that could seek or threaten any of the foregoing. (k) Financial Statements. The Administrative Agent shall have received copies of (a) the audited consolidated balance sheet of the Borrower and its Subsidiaries for each of the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, in each case, together with the related consolidated statements of income or operations and cash flows for such fiscal years of the Borrower and its Subsidiaries, including the notes thereto, (b) the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, and the related consolidated statements of income or operations and cash flows, for the most recent fiscal quarter ended for

4914-0891-4900 v.1 78 which such financial statements are available and (c) projections for Borrower and its Subsidiaries for the next five (5) fiscal years. (l) KYC Information; Beneficial Ownership. (i) Upon the reasonable request of any Lender at least seven (7) Business Days prior to the Closing Date, the Loan Parties shall have provided to such Lender at least three (3) Business Days prior to the Closing Date the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act; and (ii) At least three (3) Business Days prior to the Closing Date, to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to it. (m) Fees and Expenses. The Administrative Agent, the ArrangersArranger and the Lenders shall have received all fees, if any, owing pursuant to the Fee Letter or Section 2.09 and required to be paid on or prior to the Closing Date, and all reasonable and reasonably documented out-of-pocket fees and expenses to the extent invoiced to the Loan Parties at least two (2) Business Days prior to the Closing Date. Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans) is subject to the following conditions precedent: (a) Representations and Warranties. The representations and warranties of each Loan Party contained in any Loan Document or any document furnished at any time under or in connection herewith or therewith shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case, on and as of the date of such Credit Extension, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date, subject to the limitations set forth in Section 1.09 concerning Limited Condition Acquisitions. (b) No Default. No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds thereof (other than in connection with Limited Condition Acquisitions as set forth in Section 1.09, in which case there shall be (i) no Default or Event of Default as of the LCA Test Date and (ii) no Specified Event of Default as of or on the date of such Credit Extension after giving effect thereto and the use of proceeds thereof).

4914-0891-4900 v.1 79 (c) Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender, shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the date made or deemed made, that: 5.01 Financial Condition. (a) The Audited Financial Statements, present fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of the date referenced therein, and the consolidated results of its operations and its consolidated cash flows for the fiscal year referenced therein. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Neither the Borrower nor any of its Subsidiaries has, as of the Closing Date, any material Guarantees, contingent liabilities, or any long term leases or unusual forward or long term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 2022 to and including the date hereof, there has been no Disposition by Borrower or any of its Subsidiaries of any material part of its business or property. (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated March 31, 2023, and the related consolidated statements of income and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) The financial statements most recently delivered pursuant to Sections 6.01(a) and 6.01(b) (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein (subject, in the case of unaudited financial statements, to the absence of footnotes and to normal year-end audit adjustments); and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

4914-0891-4900 v.1 80 5.02 No Change. Since December 31, 2022, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect. 5.03 Existence; Compliance with Law. The Borrower and each of its Subsidiaries (a) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing (if applicable) under the laws of each jurisdiction where the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except in such instances in which (i) such Requirement of Law is being contested in good faith by appropriate proceedings diligently conducted and the prosecution of such contest could not reasonably be expected to result in a Material Adverse Effect, or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.04 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No material Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with (a) the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except filings to perfect the Liens created by the Collateral Documents. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 5.05 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the extensions of credit hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any material Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Collateral Documents). Neither Borrower nor any of its Subsidiaries has violated any Requirement of Law or violated or failed to comply with any Contractual

4914-0891-4900 v.1 81 Obligation applicable to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened in writing by or against Borrower or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing, nor shall either result from the making of a requested credit extension. 5.08 Ownership of Property; Liens; Investments. The Borrower and each of its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all of its real property, and good title to, or a valid leasehold interest in, all of its other property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of such property is subject to any Lien except as permitted by Section 7.03. Neither the Borrower nor any of its Subsidiaries owns any Investment except as permitted by Section 7.08. Section 10 of the Collateral Questionnaire sets forth a complete and accurate list of all real property owned by each Loan Party as of the Closing Date, if any. The Collateral Questionnaire sets forth a complete and accurate list of all leases of real property under which any Loan Party is the lessee as of the Closing Date. 5.09 Intellectual Property. The Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted in writing and is pending by any Person challenging or questioning the Borrower’s or any of its Subsidiaries’ use of any Intellectual Property or the validity or effectiveness of the Intellectual Property of the Borrower or any of its Subsidiaries. The use of Intellectual Property by the Borrower and each of its Subsidiaries, and the conduct of the Borrower’s and each of its Subsidiaries’ business, as currently conducted, does not infringe on or otherwise violate the rights of any Person, unless such infringement could not reasonably be expected to have a Material Adverse Effect, and there are no claims pending or, to the knowledge of any Loan Party, threatened to such effect. 5.10 Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed (taking into account any extensions granted or grace periods in effect) excluding any failure to file a tax return or returns involving aggregate taxes in an amount less than $2,500,000 and has paid all taxes owed by it shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, charges or assessments the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower and

4914-0891-4900 v.1 82 its Subsidiaries or where the amount is less than $2,500,000 in the aggregate). There is not, to the knowledge of any Loan Party, a proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect. There is no tax sharing agreement applicable to any Loan Party or any Subsidiary (other than (x) any such agreement the sole parties to which are the Borrower and its Subsidiaries and (y) any such agreement entered into in the ordinary course of business and the primary subject matter of which is not Taxes). 5.11 Federal Regulations. Neither the Borrower nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of “buying” or “carrying” “margin stock” (within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect) or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for buying or carrying any such margin stock or for extending credit to others for the purpose of purchasing or carrying margin stock in violation of Regulations T, U or X of the Board. If any margin stock directly or indirectly constitutes Collateral securing the Obligations, if requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. 5.12 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of any Loan Party, threatened; (b) hours worked by and payment made to employees of the Borrower and each of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Person. 5.13 ERISA. (a) Schedule 5.13 sets forth a complete and accurate list of all Pension Plans maintained or sponsored by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes as of the ClosingFourth Amendment Effective Date; (b) each Loan Party and their ERISA Affiliates are in compliance in all material respects with all applicable provisions and requirements of ERISA with respect to each Pension Plan, and have performed all their obligations under each Pension Plan; (c) no ERISA Event has occurred or is reasonably expected to occur; (d) each Loan Party and each of their ERISA Affiliates have met all applicable requirements under the ERISA Funding Rules with respect to each Pension Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained; (e) except to the extent required under Section 4980B of the Code, or as described on Schedule 5.13, no Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates;

4914-0891-4900 v.1 83 (f) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder will not involve any non-exempt prohibited transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code; (g) all liabilities under each Plan are (i) funded to at least the minimum level required by law or, if higher, to the level required by the terms governing the Plans, (ii) insured with a reputable insurance company, (iii) provided for or recognized in the financial statements most recently delivered to the Administrative Agent and the Lenders pursuant hereto or (iv) estimated in the formal notes to the financial statements most recently delivered to the Administrative Agent and the Lenders pursuant hereto; and (h) (i) each Loan Party is not and will not be a “plan” within the meaning of Section 4975(e) of the Code; (ii) the assets of each Loan Party do not and will not constitute “plan assets” within the meaning of the Plan Asset Regulations; (iii) each Loan Party is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; and (iv) transactions by or with the Loan Parties are not and will not be subject to state statutes applicable to the Loan Party regulating investments of fiduciaries with respect to governmental plans; with respect to the preceding clauses (b) through (g), except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.14 Investment Company Act; Other Regulations. Neither the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. 5.15 Subsidiaries. (a) Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the ClosingFourth Amendment Effective Date, (i) Schedule 5.15 sets forth the name and jurisdiction of organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by each of its shareholders, and (ii) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than equity awards granted to employees, officers, consultants or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any of its Subsidiaries. (b) Set forth on Schedule 5.15 is a complete and accurate list as of the ClosingFourth Amendment Effective Date of all Loan Parties, showing (i) the exact legal name, (ii) any former legal names in the four (4) months prior to the ClosingFourth Amendment Effective Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization, (v) the chief executive office, and (vi) the U.S. federal taxpayer identification number or, other applicable unique identification number issued to it by the jurisdiction of its incorporation or organization. (c) No Subsidiary which has been designated as an Immaterial Subsidiary fails to satisfy the limitations set forth in the definition thereof.

4914-0891-4900 v.1 84 5.16 Use of Proceeds. The proceeds of the Revolving Loans, Swingline Loans and Letters of Credit shall be used to pay fees and expenses contemplated hereunder and for general corporate purposes (including Permitted Acquisitions). 5.17 Environmental Matters. (a) Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) the facilities and properties owned, leased or operated by the Borrower and its Subsidiaries (the “Properties”) do not contain, and have not previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or have constituted a violation of, or could give rise to liability under, any Environmental Law; (ii) neither the Borrower nor any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by the Borrower or any of its Subsidiaries (the “Business”), nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened; (iii) neither the Borrower nor any of its Subsidiaries has transported or disposed of Hazardous Materials from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor has the Borrower or any of its Subsidiaries generated, treated, stored or disposed of Hazardous Materials at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law; (iv) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business; (v) there has been no release or threat of release of Hazardous Materials at or from the Properties arising from or related to the operations of the Borrower or any of its Subsidiaries or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws; (vi) the Properties and all operations of the Borrower and its Subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and, to the knowledge of the Loan Parties, there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

4914-0891-4900 v.1 85 (vii) neither the Borrower nor any of its Subsidiaries has assumed any liability of any other Person under Environmental Laws. (b) The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower and its Subsidiaries have reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.18 Accuracy of Information, Etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statement, information, document or certificate was furnished. The projections contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents. 5.19 Collateral Documents. The Collateral Documents are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of any Pledged Equity (as defined in the Security Agreement) that are securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8-102(a)(15) of the UCC or the corresponding code or statute of any other applicable jurisdiction (“Certificated Securities”), when certificates representing such Pledged Equity are delivered to the Administrative Agent, and in the case of the other Collateral constituting personal property described in the Security Agreement, when financing statements and other filings specified on Schedule 5.19 in appropriate form are filed in the offices specified on Schedule 5.19, the Administrative Agent, for the benefit of the Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Equity, Liens permitted by Section 7.03). As of the ClosingFourth Amendment Effective Date, none of the Capital Stock of the Borrower or any of its Subsidiaries that is a limited liability company or partnership is a Certificated Security. 5.20 Solvency; Voidable Transaction. The Loan Parties are, on a consolidated basis taken as a whole, and after giving effect to the incurrence of all Indebtedness, Obligations and obligations being incurred in connection herewith, will be Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by

4914-0891-4900 v.1 86 any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 5.21 Designated Senior Indebtedness. The Loan Documents and all of the Obligations have been deemed “Designated Senior Indebtedness” or a similar concept thereto, if applicable, for purposes of any indebtedness of any Loan Party for borrowed money or any obligations of any Loan Party evidenced by notes, bonds, debentures or other similar instruments. 5.22 Insurance. All insurance maintained by the Loan Parties is in full force and effect, all premiums have been duly paid, no Loan Party has received notice of violation or cancellation thereof, and there exists no default under any requirement of such insurance. Each Loan Party maintains insurance with financially sound and reputable insurance companies (which are not Affiliates of the Borrower) on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability, and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business. 5.23 No Casualty. No Loan Party has received any notice of, nor does any Loan Party have any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting any portion of its property that could reasonably be expected to have a Material Adverse Effect. 5.24 Sanctions Concerns and Anti-Corruption Laws. (a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is 50% owned or (where relevant under applicable Sanctions) controlled by one or more individuals or entities that are (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other applicable Sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance with all applicable Sanctions in all material respects and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such Sanctions. (b) Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. 5.25 Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

4914-0891-4900 v.1 87 5.26 Covered Entities. No Loan Party is a Covered Entity. 5.27 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.28 Outbound Investment Rules. Neither Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither Borrower nor any of its Subsidiaries is currently engaging in, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a U.S. Entity or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VI AFFIRMATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that until the Facility Termination Date, such Loan Party shall, and shall cause each of its Subsidiaries to: 6.01 Financial Statements. Furnish to the Administrative Agent for distribution to each Lender: (a) no later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year together with a management discussion and analysis, reported on without a “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception solely as a result of either (i) an anticipated breach of any financial covenant set forth in Section 7.01 or (ii) the Maturity Date or the final maturity date of any Permitted Convertible Indebtedness (including the Existing Convertible Indebtedness) or any Permitted Equity Derivative Transactions (including the Capped Call Transactions) being scheduled to occur within twelve (12) months from the date of such opinion), or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing; (b) no later than sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending September 30, 2023), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal quarter and the related unaudited consolidated statements of income and of cash flows for such fiscal quarter and the portion of the fiscal year through the end of such

4914-0891-4900 v.1 88 quarter, setting forth in each case in comparative form the figures for the previous year together with a management discussion and analysis, certified by a Responsible Officer as being fairly stated in all material respects. All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP (except in the case of interim statements for the absence of footnotes and normal year-end adjustments) applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Additionally, documents required to be delivered pursuant to this Section 6.01 and Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, shall be deemed to have been delivered on the date on which the Borrower posts such documents, or provides a link thereto, either: (i) on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; (ii) when such documents are posted electronically on the Borrower’s behalf on an internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), if any; or (iii) on which the Borrower files such documents with the SEC and such documents are publicly available on the SEC’s EDGAR filing system or any successor thereto, if any. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 6.02 Certificates; Reports; Other Information. Furnish to the Administrative Agent, for distribution to each Lender (or in the case of clause (f), to the relevant Lender): (a) within 5 Business Days of the Borrower’s delivery of any financial statements pursuant to Section 6.01, (i) a certificate of a Responsible Officer of the Borrower stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Compliance Certificate containing (x) all information and calculations necessary for determining compliance by each Loan Party with the provisions of this Agreement referred to therein as of the last day of the applicable period of the Borrower and calculating compliance with each of the financial covenants set forth in Section 7.01 as of the last day of the applicable period of the Borrower, (y) to the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party, and (z) any supplements to Schedules 14, 15, 20, 21, 22 and 23 of the Collateral Questionnaire as would be necessary to cause such Sections to be accurate as of the last day of the applicable period and (iii) in the case of financial statements delivered pursuant to Section 6.01(a), updated insurance certificates evidencing the insurance coverage required to be maintained pursuant to Section 6.05; (b) as soon as available, and in any event no later than ninety (90) days after the end of each fiscal year of the Borrower, a detailed consolidated board of director approved operating budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of each fiscal quarter of such fiscal year, the related

4914-0891-4900 v.1 89 consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, within 5 Business Days (or such longer period as the Administrative Agent may agree in its sole discretion) after the same have become available, material revisions, if any, of such operating budget and projections with respect to such fiscal year to the extent approved by the board of directors of the Borrower (collectively, the “Projections”) which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount; (c) promptly, and in any event within five (5) Business Days after receipt thereof by Borrower or any of its Subsidiaries, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Borrower or any of its Subsidiaries (other than routine comment letters from the staff of the SEC relating to the Borrower’s filings with the SEC); (d) subject to the final paragraph of Section 6.01, within five (5) days after the same are sent, copies of each annual report, proxy or financial statement or other material report that Borrower or any of its Subsidiaries sends to the holders of any class of its Indebtedness or public equity securities and, within five (5) days after the same are filed, copies of all annual, regular, periodic and special reports and registration statements which Borrower or any of its Subsidiaries may file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a Material Adverse Effect on any of the Governmental Approvals or otherwise on the operations of the Borrower and its Subsidiaries; (f) promptly, such additional financial and other information, including, without limitation, any evidence confirming the Loan Parties’ compliance with the terms of this Agreement, as the Administrative Agent or any Lender may from time to time reasonably request; and (g) Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act. The Borrower hereby acknowledges that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its

4914-0891-4900 v.1 90 Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or Capital Stock that is registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (A) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the ArrangersArranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (C) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (D) the Administrative Agent and any Affiliate thereof and the ArrangersArranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”. 6.03 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent (after giving effect to any extensions granted or grace periods then in effect), as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiary, as applicable. 6.04 Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain or obtain all Governmental Approvals and all other rights, privileges and franchises necessary or desirable in the normal conduct of its business or necessary for the performance by such Person of its Obligations under any Loan Document, except, in each case, as otherwise permitted by Section 7.04 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Contractual Obligations (including with respect to leasehold interests of the Borrower and its Subsidiaries) and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (c) comply with all Governmental Approvals, and any term, condition, rule, filing or fee obligation, or other requirement related thereto, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (d) preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each of its ERISA Affiliates to, except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect: (1) maintain each Plan in compliance in all material respects with the

4914-0891-4900 v.1 91 applicable provisions of ERISA, the Code or other Federal or state law; (2) cause each Qualified Plan to maintain its qualified status under Section 401(a) of the Code; (3) make all required material contributions to any Plan; (4) not become a party to any Multiemployer Plan; (5) ensure that all liabilities under each Plan are either (x) funded to at least the minimum level required by law or, if higher, to the level required by the terms governing such Plan; (y) insured with a reputable insurance company; or (z) provided for or recognized in the financial statements most recently delivered to the Administrative Agent and the Lenders pursuant hereto; and (6) ensure that the contributions or premium payments to or in respect of each Plan are and continue to be promptly paid at no less than the rates required under the rules of such Plan and in accordance with the most recent actuarial advice received in relation to such Plan and Applicable Law. 6.05 Maintenance of Property; Insurance. (a) Other than as could not reasonably be expected to have a Material Adverse Effect, keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear and casualty excepted, and (b) maintain with financially sound and reputable insurance companies (which are not Affiliates of the Borrower) insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business and shall, subject to Section 6.16, provide to the Administrative Agent, insurance certificates and accompanying endorsements naming the Administrative Agent (for the benefit of the Secured Parties) as an “additional insured” or “lender loss payee,” as applicable, with respect to such insurance policies of the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. 6.06 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and (b) permit representatives and independent contractors of the Administrative Agent (who may be accompanied by any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers, directors and employees of the Borrower and its Subsidiaries and, so long as a Specified Event of Default has occurred and is continuing, with their independent certified public accountants, all at the expense of the Loan Parties; provided, that, no more than one such inspection or discussion shall be undertaken at the Loan Parties’ expense in any fiscal year unless an Event of Default has occurred and is continuing (at which time the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and upon reasonable advance notice); provided further, that such obligations shall in all events be subject to the rights of lessees or sublessees and to any restrictions or limitations in any applicable lease, sublease, Contractual Obligation or other written occupancy arrangement to which any Loan Party or Subsidiary is bound. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants. 6.07 Notices. Give written notice to the Administrative Agent:

4914-0891-4900 v.1 92 (a) promptly, of the occurrence of any Default or Event of Default; (b) promptly, upon a Responsible Officer of any Loan Party obtaining actual knowledge of any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between Borrower or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect; (c) promptly, of any litigation or proceeding affecting the Borrower or any of its Subsidiaries (i) (A) in which the amount involved is $5,000,000 or more and not covered by insurance or (B) in which injunctive or similar relief is sought against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or (ii) which relates to any Loan Document; (d) (i) promptly after any Loan Party has knowledge or becomes aware of the occurrence of any of the following ERISA Events affecting the Borrower or any ERISA Affiliate, in any case which could reasonably be expected to have a Material Adverse Effect (but in no event more than ten (10) days after such event (or such longer period as the Administrative Agent may agree in its sole discretion), the occurrence of any of the following ERISA Events, and shall provide the Administrative Agent with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event: (A) an ERISA Event, (B) the adoption of any new Pension Plan by the Borrower or any ERISA Affiliate, (C) the adoption of any amendment to a Pension Plan, if such amendment will result in a material increase in benefits or unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), or (D) the commencement of contributions by the Borrower or any ERISA Affiliate to any Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code; and (ii) promptly after the giving, sending or filing thereof, or the receipt thereof, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any of its ERISA Affiliates with the IRS with respect to each Pension Plan, (2) all notices received by the Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event, and (3) copies of such other documents or governmental reports or filings relating to any Plan as the Administrative Agent shall reasonably request; (e) If the Borrower ceases to be a public company or an issuer of securities that are registered with the SEC under Section 12 of the Exchange Act or is required to file reports under Section 15(d) of the Exchange Act, a Beneficial Ownership Certification and thereafter, an updated Beneficial Ownership Certification following any change in the information provided therein. The Loan Parties understand and acknowledge that the Administrative Agent and the Lenders rely on such true, accurate and up-to-date beneficial ownership information to meet their regulatory obligations to obtain, verify and record information about the beneficial owners of their legal entity customers; (f) any material change in the accounting policies or financial reporting practices by any Loan Party; (g) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; and

4914-0891-4900 v.1 93 (h) any change in the legal name, jurisdiction of formation or form of organization of any Loan Party. Each notice pursuant to this Section 6.07 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower and its Subsidiaries propose to take with respect thereto. 6.08 Environmental Laws. (a) Except as could not reasonably be expected to result in a Material Adverse Effect, comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Except as could not reasonably be expected to result in a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. 6.09 Cash Management. Commencing on the date that is ninety (90) days after the Closing Date, in the case of each Loan Party, maintain its primary domestic cash management and treasury business with Bank of America or another Lender (or any of their respective Affiliates), including, without limitation, deposit accounts, disbursement accounts, investment accounts and lockbox accounts (except to the extent that Bank of America or such Lender is a Defaulting Lender). 6.10 [Reserved]. 6.11 Additional Collateral, Additional Guarantors, Etc. (a) Except with respect to Excluded Property, cause (i) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary (other than a Foreign Subsidiary Holding Company) and (ii) 65% of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary and Foreign Subsidiary Holding Company, in each case, directly owned by any Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations pursuant to the Collateral Documents, and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may request including, any filings and deliveries to perfect such Liens and favorable opinions of counsel all in form and substance reasonably satisfactory to the Administrative Agent. (b) Except with respect to Excluded Property, cause all property of each Loan Party (other than Capital Stock described in clause (a) above) to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent to secure the Secured Obligations pursuant to the Collateral Documents (subject to Permitted Liens) and, in connection with the foregoing, deliver to the Administrative Agent such other documentation as the Administrative Agent may request including filings and deliveries necessary to perfect such Liens, Organization Documents,

4914-0891-4900 v.1 94 resolutions and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) In the case of each deposit or securities account located in the United States (except to the extent constituting Excluded Property) and maintained with any bank or other financial institution other than the Administrative Agent or a Lender, the Loan Parties shall use commercially reasonable efforts to deliver to the Administrative Agent a Qualifying Control Agreement with respect to such account; provided that the Loan Parties shall have ninety (90) days (or such extended period of time as agreed to by the Administrative Agent) following the Closing Date to comply with this clause (c) with respect to all such accounts in existence on such date. (d) With respect to any Subsidiary (other than an Excluded Subsidiary) created or acquired after the Closing Date by any Loan Party (including pursuant to a Permitted Acquisition), or any new Subsidiary formed by Division or if an Excluded Subsidiary ceases to qualify as an Excluded Subsidiary, the Loan Parties shall promptly (but in any event within 60 days (or such longer period as the Administrative Agent shall agree in its sole discretion)) (i) execute and deliver to the Administrative Agent such amendments to the Collateral Documents, if any, as the Administrative Agent reasonably deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such Subsidiary that is owned directly by the Loan Parties, (ii) deliver to the Administrative Agent such documents and instruments as may be reasonably required to grant, perfect, protect and ensure the priority of such security interest, including but not limited to, the certificates representing such Capital Stock (if applicable), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such Subsidiary (A) to become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement, (B) to take such actions as are necessary or advisable in the opinion of the Administrative Agent to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Collateral described in the Collateral Documents with respect to such Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Documents or by Applicable Law or as may be reasonably requested by the Administrative Agent and (C) to deliver to the Administrative Agent a customary secretary’s certificate of such Subsidiary, in a form reasonably satisfactory to the Administrative Agent, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; it being agreed that if such Subsidiary is formed by Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary (or such later date as the Administrative Agent may agree in its sole discretion). (e) With respect to (x) any new direct Foreign Subsidiary of a Loan Party that is an Excluded Subsidiary under clause (a) of the definition thereof or (y) any new direct Foreign Subsidiary Holding Company that is an Excluded Subsidiary under clause (b) of the definition thereof, in each case, created or acquired after the Closing Date by any Loan Party, promptly (but in any event within 60 days (or such longer period as the Administrative Agent shall agree in its sole discretion)) (i) execute and deliver to the Administrative Agent such amendments to the Collateral Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in 65% of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not

4914-0891-4900 v.1 95 entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of such Foreign Subsidiary or Foreign Subsidiary Holding Company that is directly owned by any such Loan Party, (ii) deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and take such other action (excluding the execution and delivery of any foreign law pledge documents) reasonably requested by the Administrative Agent as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein so long as the cost or other consequences (including any material adverse tax consequences) of delivering such documents or such other actions shall not be excessive in view of the benefits to be obtained by the Lenders therefrom as determined by the Administrative Agent in good faith, and (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. (f) Each Loan Party shall pay and perform its material obligations under all leases and other agreements with respect to each leased location, warehouse or processing center where any Collateral is or may be located. 6.12 Use of Proceeds. Use the proceeds of the Credit Extensions for ongoing working capital, for other general corporate purposes, to fund transactions (including Permitted Acquisitions) and to make payments and prepayments with respect to any Permitted Convertible Indebtedness to the extent permitted pursuant to Section 7.10(b), in each case, not in contravention of any Law or of any Loan Document; provided, that, (a) the Borrower and its Subsidiaries shall not use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, (b) the Borrower and its Subsidiaries shall not, directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension in violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other anti-corruption legislation in other jurisdictions and (c) the Borrower and its Subsidiaries shall not, directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, that, at the time of such funding, is the subject or target of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions. 6.13 Designated Senior Indebtedness. Without any obligation to enter into any subordination agreement, treat the Loan Documents and all of the Obligations as “Designated Senior Indebtedness” or a similar concept thereto, if applicable, for purposes of any indebtedness of any Loan Party for borrowed money or any obligations of any Loan Party evidenced by notes, bonds, debentures or other similar instruments. 6.14 Sanctions and Anti-Corruption Laws. Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other

4914-0891-4900 v.1 96 jurisdictions and with all applicable Sanctions, and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and Sanctions. 6.15 Further Assurances. Execute any further instruments and take such further action as the Administrative Agent reasonably deems necessary to perfect, protect, ensure the priority of or continue the Administrative Agent’s Lien on the Collateral or to effect the purposes of this Agreement. 6.16 Post-Closing Requirements. Within thirty (30) days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent insurance endorsements naming the Administrative Agent (for the benefit of the Secured Parties) as an “additional insured” on each liability insurance policy of the Loan Parties and “lender loss payee” on each property insurance policy of the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent. 6.17 Outbound Investment Rules. Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Person were a U.S. Entity or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII NEGATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that until the Facility Termination Date, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly: 7.01 Financial Covenants. (a) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio, as of the end of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2024, to be greater than (a) for each such fiscal quarter ending on or prior to June 30, 2025, 2.75 to 1.00 and (b) for each fiscal quarter ending thereafter, 2.50 to 1.00. (b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, as of the end of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2024, to be less than 2.00 to 1.00. (c) Consolidated EBITDA. Permit Consolidated EBITDA, as of the end of any fiscal quarter of the Borrower ending prior to October 1, 2024 for the period of four consecutive fiscal quarters then ending, to be less than:

4914-0891-4900 v.1 97 (i) for each fiscal quarter ending during the period from the Closing Date through and including September 30, 2023, $25,000,000; and (ii) for each fiscal quarter ending during the period from October 1, 2023 through and including September 30, 2024, $35,000,000. (d) Liquidity. Permit Liquidity, as of the end of any fiscal quarter of the Borrower ending prior to October 1, 2024, to be less than $82,500,000. 7.02 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party pursuant to any Loan Document and under any Secured Cash Management Agreement; (b) Indebtedness of (i) any Loan Party owing to any other Loan Party; (ii) any Subsidiary (which is not a Loan Party) owing to any other Subsidiary (which is not a Loan Party); (iii) any Subsidiary (which is not a Loan Party) owing to any Loan Party, which constitutes an Investment permitted by Section 7.08(f)(iii); provided, that, any Indebtedness owing from any Subsidiary (which is not a Loan Party) to a Loan Party in an outstanding principal amount of at least $2,500,000 shall, upon written request by the Administrative Agent, be evidenced by a promissory note and such promissory note shall be pledged as Collateral; and (iv) any Loan Party owing to any Subsidiary (which is not a Loan Party); provided that such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to the Administrative Agent; (c) Guarantees (i) of any Loan Party of the Indebtedness of any other Loan Party; (ii) of any Subsidiary (which is not a Loan Party) of the Indebtedness of any Loan Party; (iii) of any Subsidiary (which is not a Loan Party) of the Indebtedness of any other Subsidiary (which is not a Loan Party); or (iv) of any Loan Party of the Indebtedness of any Subsidiary that is not a Loan Party, so long as the aggregate amount of such Guarantees is an Investment permitted by Section 7.08(f)(iii); provided that, in any case of clauses (i), (ii), (iii), or (iv), the underlying Indebtedness so guaranteed is otherwise permitted by the terms hereof; (d) (i) Indebtedness outstanding on the date hereofFourth Amendment Effective Date and listed on Schedule 7.02(d) and (ii) any refinancings, refundings, renewals or extensions thereof (which do not shorten the maturity thereof or increase the principal amount thereof) (and with respect to the Capped Call Transactions, to the extent constituting Indebtedness, such refinanced Indebtedness would constitute a Permitted Equity Derivative Transaction); (e) Indebtedness (including, without limitation, Capital Lease Obligations and purchase money financing) secured by Liens permitted by Section 7.03(g) in an aggregate principal amount not to exceed the greater of (i) $5,000,00010,000,000 and (ii) 10% of TTM Consolidated EBITDA at any one time outstanding; (f) to the extent constituting Indebtedness, Permitted Equity Derivative Transactions; (g) Surety Indebtedness, performance or appeal bonds, and any other Indebtedness in respect of letters of credit, banker’s acceptances or similar arrangements (excluding (in each

4914-0891-4900 v.1 98 case) Indebtedness incurred through the borrowing of money or contingent obligations in respect thereof); provided that the aggregate amount of any such Indebtedness outstanding at any time shall not exceed the greater of (i) $2,500,000 and (ii) 5% of TTM Consolidated EBITDA; (h) the Existing Convertible Indebtedness and Permitted Convertible Indebtedness Refinancings in respect thereof; (i) obligations (contingent or otherwise) of the Borrower and its Subsidiaries existing or arising under any Secured Hedge Agreement, provided that such obligations are (or were) entered into by such Person in accordance with Section 7.13 and not for purposes of speculation; (j) Indebtedness of a Person (other than a Loan Party or an existing Subsidiary) existing at the time such Person is merged with or into a Loan Party or a Subsidiary or becomes a Subsidiary, provided that (i) such Indebtedness was not, in any case, incurred by such other Person in connection with, or in contemplation of, such merger or acquisition, (ii) such merger or acquisition constitutes a Permitted Acquisition, (iii) with respect to any such Person who becomes a Subsidiary, (A) such Subsidiary and any of its Subsidiaries are the only obligors in respect of such Indebtedness, and (B) to the extent such Indebtedness is permitted to be secured hereunder, only the assets of such Subsidiary and any of its Subsidiaries secure such Indebtedness, and (iv) the aggregate amount of such Indebtedness does not exceed the greater of (A) $2,500,000 and (B) 5% of TTM Consolidated EBITDA in the aggregate; (k) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (l) Indebtedness in the form of purchase price adjustments, earn outs, deferred compensation, or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with Investments permitted by Section 7.08; provided that the amount of such obligation shall be deemed part of the cost of such Investment (the amount of which shall be deemed to be the amount required to be accrued as a liability in accordance with GAAP or the amount actually paid); (m) Indebtedness consisting of the financing of insurance premiums; (n) (i) Additional Convertible Indebtedness; provided, that, (A) after giving effect to the incurrence of such Indebtedness on a pro forma basis, the Consolidated Total Leverage Ratio for the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b) shall not exceed 4.50 to 1.00 and (B) no Event of Default shall have occurred and be continuing or would result therefrom; and (ii) and Permitted Convertible Indebtedness Refinancings in respect thereof; (o) [reserved]; (p) Indebtedness of a Subsidiary (including which may be a joint venture) which is not a Loan Party in an aggregate principal amount not to exceed the greater of (i) $5,000,000 and (ii) 10% of TTM Consolidated EBITDA at any time outstanding; (q) to the extent constituting Indebtedness, Permitted Equity Derivative Transactions entered into in connection with the incurrence of Permitted Convertible Indebtedness pursuant to Section 7.02(n); and

4914-0891-4900 v.1 99 (r) Indebtedness not otherwise permitted by this Section in an aggregate principal amount not to exceed the greater of (i) $2,500,000 and (ii) 5% of TTM Consolidated EBITDA at any time outstanding. 7.03 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for the following (the “Permitted Liens”): (a) Liens for Taxes not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Borrower and its Subsidiaries in conformity with GAAP; (b) carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s supplier’s, construction or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (other than for indebtedness or any Liens arising under ERISA); (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries; (f) Liens in existence on the date hereofFourth Amendment Effective Date listed on Schedule 7.03(f) and any Liens granted as a replacement or substitute therefor; provided that (i) no such Lien is spread to cover any additional property after the Closing Date, (ii) the amount of Indebtedness or obligations secured or benefitted thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured thereby is permitted by Section 7.02(d); (g) Liens securing Indebtedness incurred pursuant to Section 7.02(e) to finance the acquisition of fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with, or within ninety (90) days after, the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds thereof, and (iii) the amount of Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property financed by such Indebtedness; (h) Liens created pursuant to the Collateral Documents; (i) (x) any interest or title of a lessor or licensor under any lease or license entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased or licensed, (y) leases, licenses, subleases and sublicenses of real

4914-0891-4900 v.1 100 property granted to others in the ordinary course of business and (z) non-exclusive licenses of Intellectual Property in the ordinary course of business and other licenses and sublicenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States, in each case in the ordinary course of business; (j) judgment Liens that do not constitute a Default or an Event of Default under Section 8.01(h) of this Agreement; (k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash, Cash Equivalents, securities, commodities and other funds on deposit in one or more accounts maintained by the Borrower or any of its Subsidiaries, in each case arising in the ordinary course of business in favor of banks, other depositary institutions, securities or commodities intermediaries or brokerages with which such accounts are maintained securing amounts owing to such banks or financial institutions with respect to cash management and operating account management or are arising under Section 4-208 or 4-210 of the UCC on items in the course of collection; (l) (i) cash deposits and liens on cash and Cash Equivalents pledged to secure Indebtedness permitted under Section 7.02(g); provided that the aggregate amount such cash and Cash Equivalents under this clause (l)(i) does not exceed the greater of (A) $2,500,000 and (B) 5% of TTM Consolidated EBITDA at any time, and (ii) Liens securing reimbursement obligations with respect to letters of credit, banker’s acceptances or similar arrangements permitted by Section 7.02(g) that encumber documents and other property relating to such letters of credit; (m) Liens on property of a Person existing at the time such Person is acquired by, merged into or consolidated with the Borrower or any of its Subsidiaries or becomes a Subsidiary; provided that (i) such Liens were not created in contemplation of such acquisition, merger, consolidation or Investment, (ii) such Liens do not extend to any assets other than those of such Person, and (iii) the applicable Indebtedness secured by such Lien is not prohibited under Section 7.02; (n) the replacement, extension or renewal of any Lien permitted by clause (m) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Indebtedness secured thereby; (o) Liens on insurance proceeds in favor of insurance companies granted solely to secured financed insurance premiums; (p) Liens in favor of custom and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods; (q) Liens on any earnest money deposits required in connection with a Permitted Acquisition or consisting of earnest money deposits required in connection with an acquisition of property not otherwise prohibited hereunder; (r) Liens on property of a Subsidiary that is not a Loan Party securing Indebtedness of such Subsidiary permitted under Section 7.02(o), (p) or (r);

4914-0891-4900 v.1 101 (s) Liens on Excluded Property of Loan Parties securing obligations in an outstanding amount not to exceed $5,000,000 at any one time; and (t) other Liens securing obligations in an outstanding amount not to exceed the greater of (i) $5,000,000 and (ii) 10% of TTM Consolidated EBITDA at any one time. 7.04 Fundamental Changes. Consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that: (a) (i) any Subsidiary that is not a Loan Party may be merged, amalgamated or consolidated with or into (A) any Loan Party (provided that (1) a Loan Party shall be the continuing or surviving Person or (2) in the case of a merger, amalgamation or consolidation not involving the Borrower, the continuing or surviving Person shall become a Loan Party substantially contemporaneous with such merger, amalgamation or consolidation) or (B) any Subsidiary that is not a Loan Party, and (ii) any Loan Party may be merged, amalgamated or consolidated with or into with any other Loan Party (provided that if such merger, amalgamation or consolidation involves the Borrower, the Borrower shall be the continuing or surviving Person); (b) (i) any Subsidiary that is not a Loan Party may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to the Borrower or any other Subsidiary or (B) pursuant to a Disposition permitted by Section 7.05; and (ii) any Loan Party (other than the Borrower) may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to any other Loan Party or (B) pursuant to a Disposition permitted by Section 7.05; (c) any Investment expressly permitted by Section 7.08 may be structured as a merger, consolidation or amalgamation; and (d) any Subsidiary that is a limited liability company may consummate a Division as the dividing Person if, immediately upon the consummation of the Division, the assets of the applicable dividing Person are held by one or more Loan Parties. 7.05 Dispositions of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary of the Borrower, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except: (a) Dispositions of obsolete, worn out or surplus property in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions permitted by Sections 7.04(b)(i)(A) and (b)(ii)(A); (d) the sale or issuance of the Capital Stock of a Subsidiary of the Borrower (i) to the Borrower or any other Loan Party, or (ii) by a Subsidiary that is not a Loan Party to another

4914-0891-4900 v.1 102 Subsidiary that is not a Loan Party or (iii) in connection with any transaction that does not result in a Change of Control; (e) the use or transfer of money, cash or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) the non-exclusive licensing of patents, trademarks, copyrights, and other Intellectual Property rights in the ordinary course of business; (g) the Disposition of property (i) from any Loan Party to any other Loan Party, and (ii) from any Subsidiary (which is not a Loan Party) to the Borrower or any other Subsidiary; provided that in each case in which there is a Lien over the relevant property in favor of the Administrative Agent in advance of the Disposition, an equivalent Lien will be granted to the Administrative Agent by the Borrower or the applicable Subsidiary that acquires the property; (h) Dispositions of property subject to a Casualty Event; (i) leases or subleases of real property; (j) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (k) any abandonment, cancellation, non-renewal or discontinuance of use or maintenance of Intellectual Property (or rights relating thereto) of the Borrower or any of its Subsidiaries that the Borrower determines in good faith is desirable in the conduct of its business and not materially disadvantageous to the interests of the Lenders; (l) Dispositions of other property or series of related Dispositions of other Property having a fair market value not to exceed the greater of (i) $1,500,000 and (ii) 2.5% of TTM Consolidated EBITDA in the aggregate; provided that at the time of any such Disposition, no Event of Default shall have occurred and be continuing or would result from such Disposition; (m) Restricted Payments permitted by Section 7.06, Investments permitted by Section 7.08 and Liens permitted by Section 7.03; (n) any Foreign Subsidiary may issue Capital Stock to qualified directors where required by or to satisfy any applicable Requirement of Law, including any Requirement of Law with respect to ownership of Capital Stock in Foreign Subsidiaries; and (o) other Dispositions so long as (i) at least 75% of the consideration paid in connection therewith shall be cash or Cash Equivalents paid upon the consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) no Event of Default then exists or would result from such Disposition and (iii) the aggregate net book value of all of the assets sold or otherwise disposed of by the Loan Parties and their Subsidiaries in all such transactions in any fiscal year of the Borrower shall not exceed $25,000,000; provided, however, that any Disposition made pursuant to this Section 7.05 (other than (x) Dispositions solely between Loan Parties, (y) Dispositions solely between Subsidiaries that are not Loan Parties or (z) Dispositions between a Loan Party and a Subsidiary that is not a Loan Party in which the terms thereof in

4914-0891-4900 v.1 103 favor of such Loan Party are at least arm’s length terms) shall be made in good faith on an arm’s length basis for fair value. 7.06 Restricted Payments. Make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness, pay any earn-out payment, seller debt or deferred purchase price payments, declare or pay any dividend (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Borrower or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof or make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (collectively, “Restricted Payments”), except that, so long as no Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) any Subsidiary may make Restricted Payments to any Loan Party and any Subsidiary that is not a Loan Party may make Restricted Payments to the Borrower or any other Subsidiary; (b) each Loan Party may purchase Capital Stock from present or former officers, directors or employees, of the Borrower or any of its Subsidiaries; provided that the aggregate amount of payments made under this clause (b) shall not exceed the greater of (i) $2,500,000 and (ii) 5% of TTM Consolidated EBITDA during any fiscal year of the Borrower; provided further that any unused amounts under this Section 7.06(b) with respect to any fiscal year may be used in subsequent fiscal years; (c) the Borrower and its Subsidiaries may make payments in respect of any earn-out obligation, seller debt or deferred purchase price payments (in each case, other than Subordinated Indebtedness) so long as after giving effect thereto on a pro forma basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half-turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b); (d) (i) the Borrower and its Subsidiaries may make repurchases of Capital Stock deemed to occur upon exercise of stock options or warrants if such repurchased Capital Stock represents a portion of the exercise price of such options or warrants, and (ii) the Borrower and its Subsidiaries may make repurchases of Capital Stock deemed to occur upon the withholding of a portion of the Capital Stock issued, granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such Person upon such issuance, grant or award (or upon vesting thereof); (e) the Borrower and its Subsidiaries may make payments in respect of Subordinated Indebtedness solely to the extent such payment is made in accordance with Section 7.20; (f) the Borrower and each of its Subsidiaries may purchase, redeem or otherwise acquire Capital Stock issued by it solely with the proceeds received from the substantially

4914-0891-4900 v.1 104 concurrent issue of new shares of its Capital Stock (other than Disqualified Stock); provided that any such issuance is otherwise permitted hereunder; (g) the Borrower may deliver its common Capital Stock upon conversion of any convertible Indebtedness having been issued by the Borrower; provided that such Indebtedness is otherwise permitted by Section 7.02; (h) the Borrower may deliver its common Capital Stock in connection with the exercise of stock options, warrants, restricted stock units or other equity awards by way of cashless exercise; (i) the Borrower may make distributions or dividends consisting solely of its Capital Stock (other than Disqualified Stock); (j) in addition to Restricted Payments otherwise expressly permitted by this Section 7.06, any Restricted Payments in an aggregate amount not to exceed the greater of (i) $40,000,000 and (ii) 20% of TTM Consolidated EBITDA in any fiscal year of the Borrower so long as after giving effect thereto on a pro forma basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half-turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b); (k) (i) any payment (including payment of any premium) or delivery with respect to, or early unwind or settlement or termination of, any Permitted Equity Derivative Transaction and (ii) to the extent constituting a Restricted Payment, any payment or prepayment made pursuant to Section 7.10(b) (including pursuant to the proviso thereto); and (l) so long as no Event of Default has occurred and is continuing, other Restricted Payments in an aggregate amount not to exceed (i) the greater of (A) $2,500,000 and (B) 5% of TTM Consolidated EBITDA minus (ii) the sum of (A) the aggregate amount of Investments made pursuant to Section 7.08(r)(ii)(A) plus (B) the aggregate amount of payments or repayments made pursuant to Section 7.10(b)(iv)(B). 7.07 [Reserved]. 7.08 Investments. Make or hold any Investments, except: (a) extensions of trade credit in the ordinary course of business; (b) Investments in cash and Cash Equivalents; (c) Guarantees permitted by Section 7.02 (other than by reference to this Section 7.08 (or any subclause hereof)); (d) (i) travel advances and employee relocation loans in the ordinary course of business, (ii) other employee loans and advances in the ordinary course of business in an aggregate amount not to exceed $1,500,000 at any time outstanding, (iii) loans to employees, officers or directors relating to the purchase of equity securities of the Borrower and its

4914-0891-4900 v.1 105 Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower’s board of directors in an aggregate amount not to exceed $1,500,000 at any time outstanding and (iv) advances of, and reimbursement of, expenses to any employee of the Borrower or any of its Subsidiaries pursuant to any indemnification agreement between such employee and such Person in the ordinary course of business; (e) Investments existing on the ClosingFourth Amendment Effective Date and set forth on Schedule 7.08(e); (f) intercompany Investments (i) by any Loan Party in any other Loan Party, (ii) by any Subsidiary that is not a Loan Party in the Borrower or any of its Subsidiaries, (iii) by any Loan Party in any Subsidiary that is not a Loan Party to the extent such Investments do not exceed $10,000,000 in the aggregate for all such Investments in any fiscal year of the Borrower (except that any substantially contemporaneous Investment in a Subsidiary that is not a Loan Party for the purpose of consummating a Permitted Acquisition shall not reduce the dollar limit set forth in the immediately preceding clause (y)), or (iv) between the Borrower and its Subsidiaries to the extent arising from customary transfer pricing or cost-plus services agreements entered into in the ordinary course of business; (g) Investments in the ordinary course of business consisting of endorsements of negotiable instruments for collection or deposit; (h) Investments received in settlement of amounts due to the Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to the Borrower or any of its Subsidiaries as a result of bankruptcy or insolvency proceedings involving any other Person or upon the foreclosure or enforcement of any Lien in favor of the Borrower or any of its Subsidiaries; (i) Investments held by any Person as of the date such Person is acquired in connection with a Permitted Acquisition, provided that (A) such Investments were not made, in any case, by such Person in connection with, or in contemplation of, such Permitted Acquisition, and (B) with respect to any such Person which becomes a Subsidiary as a result of such Permitted Acquisition, such Subsidiary remains the only Subsidiary that is among the holders of such Investment; (j) so long as no Event of Default exists immediately after giving effect to such Investment, in addition to Investments otherwise expressly permitted by this Section 7.08, any Investments in an aggregate amount not to exceed $350,000,000 so long as (i) after giving effect thereto on a pro forma basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half-turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b) and (ii) the sum of, without duplication, (A) the aggregate amount of the consideration (excluding Capital Stock of the Borrower that is not Disqualified Stock and excluding any substantially contemporaneous Investment in a Subsidiary that is not a Loan Party for the purpose of consummating a Permitted Acquisition) paid by the Borrower and its Subsidiaries in connection with all Permitted Acquisitions consummated from and after the Closing Date and (B) the aggregate amount of all Investments made pursuant to this Section 7.08(j), shall not exceed $400,000,000;

4914-0891-4900 v.1 106 (k) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business, and other deposits made in connection with the incurrence of Liens permitted under Section 7.37.03; (l) the licensing or contribution of Intellectual Property pursuant to joint marketing or joint venture arrangements with other Persons in the ordinary course of business; (m) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05, to the extent not exceeding the limits specified therein with respect to the receipt of non-cash consideration in connection with such Dispositions; (n) so long as at the time of such Investment or immediately after giving effect thereto, no Event of Default exists, Investments in joint ventures, corporate collaborations, or strategic alliances; provided that, the aggregate amount of all such Investments made in cash shall not exceed the greater of (i) $2,500,000 and (ii) 5% of TTM Consolidated EBITDA at any time outstanding; (o) purchases or other acquisitions by the Borrower or any of its Subsidiaries of the Capital Stock in a Person that, upon the consummation thereof, will be a Subsidiary (including as a result of a merger or consolidation) or all or substantially all of the assets of, or assets constituting one or more business units of, any Person (each, a “Permitted Acquisition”); provided that, with respect to each such purchase or other acquisition consummated pursuant to this Section 7.08(o): (i) the newly-created or acquired Subsidiary (or assets acquired in connection with such asset sale) shall be in a business permitted by Section 7.17; (ii) all transactions related to such purchase or acquisition shall be consummated in all material respects in accordance with all material Requirements of Law; (iii) no Loan Party shall, as a result of or in connection with any such purchase or acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation or other matters) that, as of the date of such purchase or acquisition (or in the case of a Limited Condition Acquisition for which the Borrower has made an LCA Election, as of the LCA Test Date), could reasonably be expected to result in the existence or incurrence of a Material Adverse Effect; (iv) the Borrower shall give the Administrative Agent at least 10 Business Days’ (or such later date as agreed to by the Administrative Agent in its sole discretion) prior written notice of any such purchase or acquisition; (v) the Borrower shall provide to the Administrative Agent as soon as available but in any event not later than five (5) Business Days after the execution thereof (or such later date as the Administrative Agent may agree in its sole discretion), a copy of any executed purchase agreement or similar agreement with respect to any such purchase or acquisition; (vi) any such newly-created or acquired Subsidiary, or the Loan Party that is the acquirer of assets in connection with an asset acquisition, shall comply with the requirements of Section 6.11 (including giving effect to the time periods set forth therein);

4914-0891-4900 v.1 107 (vii) immediately after giving effect to any such purchase or other acquisition, no Default or Event of Default shall have occurred and be continuing (other than in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, in which case there shall be (x) no Default or Event of Default as of the LCA Test Date and (y) no Specified Event of Default immediately after giving effect to any such purchase or other acquisition); (viii) after giving effect thereto on a Pro Forma Basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half-turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b) (provided, that, in connection with a Limited Condition Acquisition for which the Borrower has made an LCA Election, this clause (viii) shall be tested as of the LCA Test Date); (ix) no Indebtedness is assumed or incurred in connection with any such purchase or acquisition other than Indebtedness permitted by the terms of Section 7.02; (x) such purchase or acquisition shall not constitute an Unfriendly Acquisition; (xi) (A) the aggregate amount of the consideration (excluding Capital Stock of the Borrower that is not Disqualified Stock) paid by the Borrower and its Subsidiaries in connection with any individual Permitted Acquisition shall not exceed $350,000,000, and (B) the sum of, without duplication, (i) the aggregate amount of the consideration (excluding Capital Stock of the Borrower that is not Disqualified Stock and excluding any substantially contemporaneous Investment in a Subsidiary that is not a Loan Party for the purpose of consummating a Permitted Acquisition) paid by the Borrower and its Subsidiaries in connection with all such Permitted Acquisitions consummated from and after the Closing Date and (ii) the aggregate amount of all Investments made pursuant to Section 7.08(j) shall not exceed $400,000,000; (xii) in any merger involving the Borrower, the Borrower is the sole surviving entity; (xiii) the Borrower shall have delivered to the Administrative Agent, at least 2 Business Days prior to the date on which any such purchase or other acquisition is to be consummated (or such later date as is agreed by the Administrative Agent in its sole discretion), a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this definition have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; (p) Investments in or constituting Permitted Equity Derivative Transactions; (q) Investments in similar businesses in an aggregate amount not to exceed $3,000,000; and (r) other Investments in an aggregate amount not to exceed the sum of (i) the greater of (A) $2,500,000 and (B) 5% of TTM Consolidated EBITDA plus (ii) the sum of (A) the amount

4914-0891-4900 v.1 108 available under Section 7.06(l)(i) that may otherwise be used to make Restricted Payments and (B) the amount available under Section 7.10(b)(iv)(A) that may be used for certain payments and prepayments. 7.09 ERISA. Except as could not reasonably be expected to have a Material Adverse Effect, the Borrower shall not, and shall not permit any of its ERISA Affiliates to: (a) terminate any Pension Plan so as to result in any material liability to any Loan Party or any ERISA Affiliate, (b) permit to exist any ERISA Event, or any other event or condition, which presents the risk of a material liability to any Loan Party or any ERISA Affiliate, (c) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material liability to any Loan Party or any ERISA Affiliate, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material liability to any Loan Party or any ERISA Affiliate, or (e) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan. No Loan Party shall engage in any transaction, or omit to take any action, which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by the Administrative Agent or any Lender of any of its rights under this Agreement, any Note or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. 7.10 Payments and Modifications of Certain Preferred Stock and Debt Instruments. (a) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of Preferred Stock (i) that would move to an earlier date the scheduled redemption date thereof (but only to the extent that moving any such scheduled redemption date would result in the redemption to be prior to ninety- one (91) days after the Maturity Date) or increase the amount of any scheduled redemption payment or increase the rate or move to an earlier date any date for payment of dividends thereon or (ii) that could reasonably be expected to be otherwise materially adverse to any Lender or any other Secured Party. (b) Make any payment or prepayment of principal of, premium, if any, or redemption, purchase, retirement, defeasance, sinking fund, settlement, conversion or similar payment with respect to any Permitted Convertible Indebtedness (including the Existing Convertible Indebtedness) unless (i) made exclusively with common stock of the Borrower and/or cash in lieu of fractional shares and/or to pay accrued interest, if any, on such Permitted Convertible Indebtedness, (ii) made for cash exclusively using proceeds of a substantially concurrent refinancing or replacement of such Permitted Convertible Indebtedness permitted pursuant to Section 7.02(h) or (n), (iii) immediately after giving effect to any such payment, prepayment, redemption, purchase, retirement, defeasance, sinking fund, settlement, conversion or similar payment (A) no Default or Event of Default shall have occurred and be continuing and (B) on a pro forma basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half- turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b) or (iv) made in an amount which does not exceed the result of (A) $2,500,000 plus (B) the amount available under Section 7.06(l)(i) to be used to make Restricted Payments minus (C) the amount of Investments made pursuant to Section 7.08(r)(ii); provided that payments, prepayments and conversions expressly required pursuant to the terms of the agreements governing Permitted

4914-0891-4900 v.1 109 Convertible Indebtedness may be made so long as such payment, prepayment or conversion does not require any net payment of cash pursuant to an exercise or early unwind or settlement of a corresponding portion of the related Permitted Equity Derivative Transaction. (c) Except to the extent constituting a Permitted Convertible Indebtedness Refinancing, amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the definitive documentation governing any Existing Convertible Indebtedness in a manner that could reasonably be expected to be otherwise materially adverse to any Lender or any other Secured Party. 7.11 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of a Loan Party except for (a) intercompany transactions permitted by Sections 7.02, 7.04, 7.05, 7.06 or 7.08 hereof, (b) transactions that are in the ordinary course of such Loan Party’s business, upon fair and reasonable terms that are no less favorable to such Loan Party than would be obtained in an arm’s length transaction with a non-affiliated Person, and (c) reasonable and customary indemnification arrangements, employee benefits, compensation arrangements (including equity-based compensation and bonuses), and reimbursement of expenses of employees, consultants, officers, and directors, in each case, approved by the board of directors or management of the Borrower and its Subsidiaries. 7.12 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction, except in connection with transactions that would be permitted under this Article VII. 7.13 Swap Contracts. Enter into any Swap Contract, except (a) Secured Hedge Agreements (or, if no Lender is able to provide such Swap Contract on competitive terms, Swap Contracts) which are entered into by the Borrower or any of its Subsidiaries (i) to hedge or mitigate risks to which such Person has actual exposure, (ii) to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of such Person or (b) Permitted Equity Derivative Transactions (including the Capped Call Transactions). 7.14 Accounting Changes. Make any change in its (a) accounting policies or reporting practices, except as required or permitted by GAAP, or (b) fiscal year, in each case, without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld). 7.15 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its Obligations under the Loan Documents to which it is a party, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary restrictions on the assignment of leases, licenses and other agreements, (d) any agreement in effect at the time any Subsidiary becomes a Subsidiary of a Loan Party, so long as (i) any such prohibition contained in

4914-0891-4900 v.1 110 any such agreement applies solely with respect to the creation, incurrence, assumption or sufferance by such Subsidiary of a Lien upon Excluded Property, and (ii) such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary or, in any such case, that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement applies only to such Subsidiary and does not otherwise expand in any material respect the scope of any restriction or condition contained therein, and (e) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Sections 7.03(c), (m), (n), (r) and (s), or any agreement or option to Dispose any asset of the Borrower or any of its Subsidiaries, the Disposition of which is permitted by any other provision of this Agreements (in each case, provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed). 7.16 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or to pay any Indebtedness owed to, the Borrower or any of its Subsidiaries, (b) make loans or advances to, or other Investments in, the Borrower or any of its Subsidiaries, or (c) transfer any of its assets to the Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with a Disposition permitted hereby of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) customary restrictions on the assignment of leases, licenses and other agreements, (iv) restrictions of the nature referred to in clause (c) above under agreements governing purchase money liens or Capital Lease Obligations otherwise permitted hereby which restrictions are only effective against the assets financed thereby (v) any agreement in effect at the time any Subsidiary becomes a Subsidiary of a Borrower, so long as such agreement applies only to such Subsidiary, was not entered into solely in contemplation of such Person becoming a Subsidiary or in each case that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement does not expand in any material respect the scope of any restriction or condition contained therein, (vi) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Sections 7.03(c), (m), (n), (r) and (s)] (provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed), (vii) restrictions on the transfer of any asset (so long as such transfer is permitted hereunder) pending the close of the sale of such asset and customary restrictions contained in purchase agreements and acquisition agreements permitted to be entered into hereunder (including by way of merger, acquisition or consolidation (in each case, to the extent permitted to be consummated hereunder)), to the extent in effect pending the consummation of such transaction, (viii) provisions in joint venture agreements and other similar agreements (including equity holder agreements) relating to such joint venture or its members or entered into in the ordinary course of business or (ix) restrictions under any Subordinated Debt Documents. 7.17 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related, ancillary or incidental thereto. 7.18 Designation of Other Indebtedness.

4914-0891-4900 v.1 111 Designate any Indebtedness or indebtedness other than the Obligations as “Designated Senior Indebtedness” or a similar concept thereto, if applicable. 7.19 Amendments to Operating Documents and Material Contracts. (a) Amend or permit any amendments to any Loan Party’s Organization Documents if such amendment, termination, or waiver would be adverse to the Administrative Agent or the Lenders in any material respect; or (b) amend or permit any amendments to, or terminate or waive any provision of, any material Contractual Obligation if such amendment, termination or waiver could reasonably be expected to result in a Material Adverse Effect. 7.20 Subordinated Indebtedness. (a) Amendments. Amend, modify, supplement, waive compliance with, or consent to noncompliance with, any Subordinated Debt Document, unless the amendment, modification, supplement, waiver or consent is in compliance with the subordination provisions therein and any subordination agreement with respect thereto in favor of the Administrative Agent and the Lenders. (b) Payments. Make any payment (including any interest payment, other than paid- in-kind interest), prepayment or repayment on, redemption, exchange or acquisition for value of, any sinking fund or similar payment with respect to, any Subordinated Indebtedness, except as permitted by the subordination provisions in the applicable Subordinated Debt Documents and any subordination agreement with respect thereto in favor of the Administrative Agent and the Lenders. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) the Borrower shall fail to pay any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any amount of interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within three (3) Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document (i) if qualified by materiality, shall be incorrect or misleading when made or deemed made, or (ii) if not qualified by materiality, shall be incorrect or misleading in any material respect when made or deemed made; or (c) any Loan Party shall default in the observance or performance of any agreement contained in, Section 6.01, Section 6.02, clause (i) or (ii) of Section 6.04(a), Section 6.05(b), Section 6.07(a), Section 6.96.09, Section 6.12, Section 6.14 or Section 7 of this Agreement; or

4914-0891-4900 v.1 112 (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 8.01), and such default shall continue unremedied for a period of 30 days thereafter; or (e) (i) the Borrower or any of its Subsidiaries shall (A) default in making any payment of any principal of any Indebtedness (including any Guarantees, but excluding the Loans) on the scheduled or original due date with respect thereto; (B) default in making any payment of any interest, fees, costs or expenses on any such Indebtedness (other than the Loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; (C) default in making any payment or delivery under any such Indebtedness pursuant to a Swap Contract beyond the period of grace, if any, provided in such Swap Contract; or (D) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (other than the Loans) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to (1) cause, or to permit the holder or beneficiary of, or, in the case of any such Indebtedness pursuant to a Swap Contract, counterparty under, such Indebtedness (or a trustee or agent on behalf of such holder, beneficiary, or counterparty) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee) to become payable or (in the case of any such Indebtedness pursuant to a Swap Contract) to be terminated, or (2) to cause, with the giving of notice if required, the Borrower or any of its Subsidiaries to purchase, redeem, convert by cash, mandatorily prepay or make an offer to purchase, redeem, convert by cash or mandatorily prepay such Indebtedness prior to its stated maturity; provided that, unless such Indebtedness constitutes a Secured Hedge Agreement, a default, event or condition described in clauses (i)(A), (B), (C), or (D) of this Section 8.01(e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in any of clauses (i)(A), (B), (C), or (D) of this Section 8.01(e) shall have occurred with respect to Indebtedness, the outstanding principal amount of which (and, in the case of Swap Contracts other than Secured Hedge Agreements, the Swap Termination Value of which), individually or in the aggregate for all such Indebtedness, exceeds the Threshold Amount; provided, further, that this clause (e)(i) shall not apply to any early payment requirement or unwinding or termination with respect to any Permitted Equity Derivative Transaction, or satisfaction of any condition giving rise to or permitting the foregoing, in accordance with the terms thereof, so long as, in any such case, neither the Borrower nor any of its Subsidiaries is the “defaulting party” or otherwise in breach under the terms of such Permitted Equity Derivative Transaction, or (ii) any default or event of default (however designated) shall occur with respect to any Subordinated Indebtedness of the Borrower or any of its Subsidiaries (after any applicable grace period (but excluding any standstill or similar period) and to the extent not waived); or (f) (i) the Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any Debtor Relief Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded

4914-0891-4900 v.1 113 for a period of 60 days (provided that, during such 60 day period, no Loan shall be advanced or Letters of Credit issued hereunder); or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof (provided that, during such 60 day period, no Loan shall be advanced or Letters of Credit issued hereunder); (iv) Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be generally unable to, or shall admit in writing its inability to, pay its debts as they become due; or (g) there shall occur one or more ERISA Events which individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; or there exists an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities) which could reasonably be expected to result in a Material Adverse Effect; or (h) there is entered against the Borrower or any of its Subsidiaries (i) one or more final judgments or orders for the payment of money involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of the Threshold Amount or more, or (ii) one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (i) any of the Collateral Documents shall cease, for any reason, to be in full force and effect (other than pursuant to the terms thereof), or any Loan Party shall so assert, or any Lien created by any of the Collateral Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or (j) the Guaranty shall cease, for any reason, to be in full force and effect or any Loan Party shall so assert; or (k) a Change of Control shall occur; or (l) any Loan Document (including the subordination provisions of any subordination or intercreditor agreement governing Subordinated Indebtedness) not otherwise referenced in Section 8.01(i) or (j), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the Dischargedischarge of Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any liability or obligation under any Loan Document to which it is a party, or purports to revoke, terminate or rescind any such Loan Document. 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

4914-0891-4900 v.1 114 (a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or Applicable Law or equity; provided, however, that upon the occurrence of an event described in Section 8.01(f), the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. (a) After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer)) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this Second clause payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this Third clause payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge

4914-0891-4900 v.1 115 Agreements and Secured Cash Management Agreements and to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.14, in each case ratably among the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this Fourth clause held by them; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. (b) Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to the Fourth clause above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section 8.03. (c) Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Appointment. Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

4914-0891-4900 v.1 116 (b) Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank, and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in- fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. 9.03 Exculpatory Provisions. (a) The Administrative Agent or its Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

4914-0891-4900 v.1 117 (iii) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, anythe Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein. (b) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer. (c) Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) Neither the Administrative Agent nor any of its Related Parties shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (ii) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, by any Lender to any Disqualified Institution. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter

4914-0891-4900 v.1 118 of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) Notice. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender or a Disqualified Institution. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Defaulting Lender. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

4914-0891-4900 v.1 119 (c) Effect of Resignation or Removal. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article XI and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (1) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (2) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) L/C Issuer and Swingline Lender. Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and Swingline Lender. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable, (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

4914-0891-4900 v.1 120 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor anythe Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or anythe Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or anythe Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or anythe Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and eachthe Arranger that it has, independently and without reliance upon the Administrative Agent, anythe Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, anythe Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, anthe Arranger, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. (a) In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

4914-0891-4900 v.1 121 (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09, the definition of “Applicable Rate” in 1.01 and 11.04) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04 and the definition of “Applicable Rate” in Section 1.01. (b) Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding. (c) The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Capital Stock or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Capital Stock thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01(a)),

4914-0891-4900 v.1 122 and (C) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Capital Stock and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.10 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (iA) upon the Facility Termination Date, (iiB) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iiiC) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 11.01 (provided, that, the foregoing clauses (B) and (C) are subject to Section 11.01(a)(vi)); (ii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.03(g); and (iii) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents (provided, that, this clause (iii) is subject to Section 11.01(a)(vii)). (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. (c) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Cash Management Agreements and Secured Hedge Agreements.

4914-0891-4900 v.1 123 Except as otherwise expressly set forth herein or in or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or the Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case of a Facility Termination Date. 9.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84– 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96– 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into,

4914-0891-4900 v.1 124 participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE X CONTINUING GUARANTY 10.01 Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law

4914-0891-4900 v.1 125 or other Applicable Law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 10.02 Rights of Lenders. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 10.03 Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations. 10.04 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate

4914-0891-4900 v.1 126 action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. 10.05 Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured. 10.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 10.06 shall survive termination of this Guaranty. 10.07 Stay of Acceleration. If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Secured Parties. 10.08 Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 10.09 Appointment of Borrower. Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and

4914-0891-4900 v.1 127 each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties. 10.10 Right of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under Applicable Law. 10.11 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 10.11 to constitute, and this Section 10.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. (a) Except as provided in Section 11.01(b), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender); (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled reduction of the

4914-0891-4900 v.1 128 Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; (iv) (A) change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby, (B) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation without the written consent of each Lender directly affected thereby or (C) subordinate, or have the effect of subordinating, the Liens created under the Collateral Documents to any Liens securing Indebtedness other than the Obligations without the written consent of each Lender directly affected thereby; (v) change any provision of this Section 11.01 or the definition of “Required Lenders”, without the written consent of each Lender directly and adversely affected thereby; (vi) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender whose Obligations are secured by such Collateral; (vii) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or (viii) release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender; and provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; and (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. (b) Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which

4914-0891-4900 v.1 129 by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. (ii) this Agreement may be amended or amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment or amendment and restatement, as applicable, such Lender shall no longer be a party to this Agreement (as so amended or amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. (iii) the Administrative Agent and the Borrower may make amendments contemplated by Section 3.03(b). (iv) the Fee Letter, the First Amendment Fee Letter and, the Second Amendment Fee Letter and the Fourth Amendment Fee Letter may each be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, as applicable. (v) Increase Joinders may be effected in accordance with Section 2.16. (vi) if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

4914-0891-4900 v.1 130 (i) if to any Loan Party, the Administrative Agent, the L/C Issuer or the Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Electronic Communications. (i) Notices and other communications to the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or the L/C Issuer pursuant to Article II if such Lender, the Swingline Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent, the Swingline Lender, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (B) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (A) and (B), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE

4914-0891-4900 v.1 131 ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of the Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder

4914-0891-4900 v.1 132 or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (including, but not limited to, (A) the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates and (B) due diligence expenses) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (subject to (x) the closing of the Loan Documents and the transactions contemplated hereby and (y) the limitations set forth in the Engagement Letter with respect to any such expenses incurred on or prior to the Closing Date) (but limited, in the case of fees, charges and disbursements of counsel, to the reasonable fees, charges and disbursements of one (1) primary counsel for the Administrative Agent and its Affiliates, taken as a whole, and, if the Administrative Agent reasonably determines that primary counsel does not have the relevant specialty or local expertise, of one (1) special counsel to the Administrative Agent and its Affiliates, taken as a whole, in each relevant specialty and one (1) local counsel to the Administrative Agent and its Affiliates, taken as a whole, in each material jurisdiction, and, in the event of any actual or potential conflict of interest, one (1) additional counsel for each group of similarly situated Persons subject to such conflict), (ii) all reasonable out-of-pocket costs and expenses incurred by the L/C Issuer in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket costs and expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any

4914-0891-4900 v.1 133 counsel for the Administrative Agent, any Lender or the L/C Issuer, but limited, in the case of fees, charges and disbursements of counsel, to the reasonable fees, charges and disbursements of one (1) primary counsel for such Persons, taken as a whole, and, if the Administrative Agent reasonably determines that primary counsel does not have the relevant specialty or local expertise, of one (1) special counsel to such Persons, taken as a whole, in each relevant specialty and one (1) local counsel to such Persons, taken as a whole, in each material jurisdiction, and, in the event of any actual or potential conflict of interest, one (1) additional counsel for each group of similarly situated Persons subject to such conflict)) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), eachthe Arranger, each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee but limited in the case of fees, charges and disbursements of counsel of the Indemnitees to the reasonable fees, charges and disbursements of one (1) primary counsel for the Indemnitees, taken as a whole, and, if the Indemnitees reasonably determine that primary counsel does not have the relevant specialty or local expertise, of one (1) special counsel to the Indemnitees, taken as a whole, in each relevant specialty and one (1) local counsel to the Indemnitees, taken as a whole, in each material jurisdiction, and, in the event of any actual or potential conflict of interest, one (1) additional counsel for each group of similarly situated Indemnitees subject to such conflict), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned, leased or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) result from a claim brought by any Loan Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z)

4914-0891-4900 v.1 134 result from a claim not involving any act or omission of any Loan Party and that is brought by an Indemnitee or any of its Related Parties against another Indemnitee (other than against anthe Arranger or the Administrative Agent in their capacities as such); provided, further, that each Indemnitee shall refund or return any and all amounts paid by any Loan Party pursuant to this Section 11.04(b) to the extent a court if competent jurisdiction determines by final and non- appealable judgment that such Indemnitee is not entitled to such amounts. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under clauses (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub- agent), the L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swingline Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside.

4914-0891-4900 v.1 135 To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this clause (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 11.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

4914-0891-4900 v.1 136 (B) in any case not described in clause (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (b)(ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.06 and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (1) a Specified Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that (x) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof and (y) the parties agree that the Borrower may, in its sole discretion, withhold its consent to a proposed assignment to any Person that is known by the Borrower to be a Disqualified Institution or an Affiliate thereof, regardless of whether such Affiliate is identifiable on the basis of its name; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for assignments in respect of any Revolving Commitment if such assignment is to a Person that is not a Lender with a Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Revolving Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

4914-0891-4900 v.1 137 (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d). (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time

4914-0891-4900 v.1 138 to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s interest only), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons, a Defaulting Lender, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.06; provided that such Participant (A) shall be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under clause (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the Loans or other

4914-0891-4900 v.1 139 obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103–1(c) or Proposed Section 1.163-5(b) (or, in each case, any amended or successor sections) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to clause (b) above, Bank of America may, (i) upon thirty (30) days’ notice to the Administrative Agent, the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as L/C Issuer or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swingline Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. (g) Disqualified Institutions. (i) No assignment or, participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights

4914-0891-4900 v.1 140 and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment as otherwise contemplated by this Section 11.06, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), such assignee shall not retroactively be considered a Disqualified Institution. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (ii) If any assignment is made to any Disqualified Institution without the Borrower’s prior consent in violation of clause (i) above, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Commitment and/or (B) require such Disqualified Institution to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 11.06), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Eligible Assignee that shall assume such obligations at the lesser of (1) the principal amount thereof and (2) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and other the other Loan Documents; provided, that, (x) no assignment fee specified in Section 11.06(b) shall be required with any assignment made pursuant to this clause (ii) and (y) such assignment shall not conflict with Applicable Laws. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (1) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (2) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (3) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (1) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (2) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Disqualified Institution party hereto hereby agrees (I) not to vote on such Plan of Reorganization, (II) if such Disqualified Institution does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (I), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (III) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (II).

4914-0891-4900 v.1 141 (iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) to each Lender or prospective Lender requesting the same. 11.07 Treatment of Certain Information; Confidentiality. (a) Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16 or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (vi)), (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder, (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent, the L/C Issuer and/or the Swingline Lender to deliver Borrower Materials or notices to the Lenders or (C) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (viii) with the consent of the Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 11.07, (B) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (C) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section 11.07; provided, that, in no event shall any disclosure of Information be made to any Disqualified Institution. For purposes of this Section 11.07, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the

4914-0891-4900 v.1 142 Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person. (b) Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities Laws. (c) Press Releases. The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure. (d) Customary Advertising Material. The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Required Lenders, to the fullest extent permitted by Applicable Law to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the L/C Issuer or such Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have under Applicable Law. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

4914-0891-4900 v.1 143 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders.

4914-0891-4900 v.1 144 (a) If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (ii) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Laws; and (v) in the case of an assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. (b) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto. (d) Notwithstanding anything in this Section 11.13 to the contrary, (A) the Lender that acts as the L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to the L/C Issuer) have been

4914-0891-4900 v.1 145 made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 11.14. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

4914-0891-4900 v.1 146 (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. 11.16 Subordination. Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt; provided, that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 11.16, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent. 11.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the ArrangersArranger and the Lenders and their respective Affiliates are arm’s-length commercial transactions between each Loan Party and its Affiliates, on the one hand, and the Administrative Agent, the ArrangersArranger and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, eachthe Arranger and each Lender and each of their respective Affiliates each is and has been acting solely

4914-0891-4900 v.1 147 as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for any Loan Party or any of its Affiliates, or any other Person and (ii) neither the Administrative Agent, anythe Arranger, nor any Lender nor any of their respective Affiliates has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the ArrangersArranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent, anythe Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to any Loan Party or any of its Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the ArrangersArranger, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. 11.18 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Recipient Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Recipient Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Recipient Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Recipient Party without further verification and (b) upon the request of the Administrative Agent or any Lender Recipient Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, L/C Issuer nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any

4914-0891-4900 v.1 148 Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Lender Recipient Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent and each Lender Recipient Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Recipient Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 11.19 USA Patriot Act Notice. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107–56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Patriot Act. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

4914-0891-4900 v.1 149 (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [SIGNATURE PAGES FOLLOWOMITTED]

CREDIT AGREEMENT BANDWIDTH IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. BORROWER: BANDWIDTH INC. By: Name: Title:

CREDIT AGREEMENT BANDWIDTH GUARANTORS: BROADBAND, LLC By: Name: Title: IP SPECTRUM SOLUTIONS, LLC By: Name: Title: BANDWIDTH.COM CLEC, LLC By: Name: Title: OHANA CHILD DEVELOPMENT, LLC By: Name: Title:

CREDIT AGREEMENT BANDWIDTH ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title:

CREDIT AGREEMENT BANDWIDTH LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender By: Name: Title:

CREDIT AGREEMENT BANDWIDTH WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title: